                                             GLOBAL CUSTODY AGREEMENT

                                                      BETWEEN

                                              OPPENHEIMERFUNDS, INC.
                                  on behalf of each investment company identified
                                                   as a Customer
                                           in Exhibit A attached hereto
                             individually and severally, and not jointly and severally

                                                        AND

                                           BROWN BROTHERS HARRIMAN & CO.

                                              As of February 16, 2007

                                             GLOBAL CUSTODY AGREEMENT
                                                 TABLE OF CONTENTS
                                                    (continued)

                                                        -iii-

                                             GLOBAL CUSTODY AGREEMENT
                                                 TABLE OF CONTENTS

                                                                                                             Page

                                                         -i-

                                             GLOBAL CUSTODY AGREEMENT

         This Agreement,  dated as of February 16, 2007, is by and between Brown Brothers  Harriman & Co. ("Bank"), with a place of business at 40 Water Street,  Boston,  Massachusetts  02109;  and  OppenheimerFunds,  Inc.,  with a place of business at 6803 South Tucson Way,  Attn:  Banking  Operations,  Centennial,  Colorado  80112 on behalf of each investment  company  identified on Exhibit A attached hereto (each hereinafter  referred to as the "Customer")
individually and severally, and not jointly and severally.

1.                                         INTENTION OF THE PARTIES; DEFINITIONS

1.1      Intention of the Parties.

(a)      Customer  hereby  employs  Bank as the  Custodian  of all assets of Customer  which are  delivered  to and accepted by Bank or any  Subcustodian,  including  Securities,  Financial  Assets and cash, and Bank hereby accepts such  employment,  pursuant to the terms and  conditions  set forth  herein  governing  custodial,  settlement  and certain other  associated  services  offered by Bank to Customer.  Bank will be responsible  for the performance of only those  duties that are set forth in this  Agreement.  Customer  acknowledges  that Bank is not  providing  any legal, tax or investment advice in connection with the services hereunder.

(b)      Investing  in foreign  markets  may be a risky  enterprise.  The holding of  Financial  Assets and cash in foreign  jurisdictions may involve risks of loss or other special  considerations.  Bank will not be liable for any loss that results from Country Risk, as defined herein.

1.2      Definitions.

(a)      As used herein, the following terms have the meaning hereinafter stated.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Account" has the meaning set forth in Section 2.1 of this Agreement.

         "Advance(s)"  means any  extension  of credit by or through  Bank or by or through  any  Subcustodian  and shall  include,  without  limitation,  amounts due to Bank as the principal  counterparty  to any foreign  exchange transaction  with  Customer as described in Section 2.15 hereof,  or paid to third  parties for account of Customer or in discharge of any expense, tax or other item payable by Customer.

          "Affiliate" means an entity controlling, controlled by, or under common control with, Bank.

         "Affiliated Subcustodian" means a Subcustodian that is an Affiliate.

         "Applicable Law" means any statute,  whether national,  state or local, applicable in the United States or any other country,  the rules of the treaty  establishing the European Community,  any other law, rule,  regulation or interpretation of any governmental  entity,  any applicable  common law, and any decree,  injunction,  judgment, order, ruling, or writ of any governmental entity.

         "Authorized  Person" means any person who has been  designated by written  notice from Customer (or by any agent designated by Customer,  including,  without limitation,  an investment manager) to act on behalf of Customer hereunder.  Such persons will  continue to be  Authorized  Persons  until such time as Bank  receives  Instructions from Customer (or its agent) that any such person is no longer an Authorized Person.

         "Bank  Indemnitees"  means Bank and its partners,  officers,  employees and agents to the extent acting in such capacity.

         "Book-entry  Agent(s)"  means an entity  acting as agent for the issuer of  Investments  for  purposes  of recording  ownership or similar  entitlement  to  Investments,  including  without  limitation a transfer  agent or registrar.

         "Business Day" means a day on which the New York Stock Exchange, or a successor exchange, is open.

         "Cash Account" has the meaning set forth in Section 2.1(a)(ii).

         "Corporate  Action"  means any  subscription  right,  bonus  issue,  stock  repurchase  plan,  redemption, exchange,  tender offer,  class action notice or similar matter with respect to a Financial Asset in the Securities
Account that require discretionary action by the holder, but does not include proxy voting.

         "Country Risk" means the risk of investing or holding assets in a particular  country or market  including the United States and including,  but not limited to, risks arising from  nationalization,  expropriation  or other governmental  actions;  the  country's  financial  infrastructure,  including  prevailing  custody  and  settlement practices;  laws  applicable  to the  safekeeping  and recovery of Financial  Assets and cash held in custody;  the regulation  of the banking  and  securities  industries,  including  changes in market  rules;  currency  controls, restrictions,  devaluations,  revaluations or fluctuations;  any act of war, terrorism, riot, insurrection or civil commotion;  the imposition of any investment,  repatriation or exchange  control  restrictions by any  Governmental
Authority;  the confiscation,  expropriation or nationalization  of any Investments by any Governmental  Authority,
whether de facto or de jure;  imposition of taxes,  levies or other charges  affecting  Investments;  any change in the Applicable Law; any other economic or political risk incurred or experienced;  or market  conditions  affecting the orderly  execution of securities  transactions or the value of assets,  and, in particular an Eligible  Foreign
Custodian's  use of an  Eligible  Securities  Depository  as defined in Rule 17f-7  adopted by the  Securities  and
Exchange Commission (the "SEC") under the 1940 Act (as amended from time to time, "Rule 17f-7").

         "Customer  Indemnitees"  means Customer and its trustees,  directors,  managers,  officers,  employees and agents to the extent acting in such capacity.

         "Eligible  Foreign  Custodian" means an "Eligible Foreign  Custodian" as defined in Sub-section  (a)(1) of
Rule 17f-5  adopted by the SEC under the 1940 Act (as amended from time to time,  "Rule  17f-5").  In addition,  an
Eligible  Foreign  Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

         "Entitlement  Holder"  means the person  named on the records of a Securities  Intermediary  as the person having a Securities Entitlement against the Securities Intermediary.

         "Financial  Asset"  means,  as the  context  requires,  either  the  asset  itself or the means by which a person's  claim to it is  evidenced,  including  but not  limited  to a  Security,  a  security  certificate,  or a
Securities Entitlement.  "Financial Asset" does not include cash.

         "Foreign  Financial Assets" means Financial Assets,  including foreign  currencies,  for which the primary market is outside the United  States and any cash and cash  equivalents  that are  reasonably  necessary  to effect transactions in those Financial Assets.

         "Institutional  Clients"  means  U.S.  registered  investment  companies,  major  U.S.  commercial  banks, insurance  companies,  pension  funds  or  substantially  similar  financial  institutions  which  as part of their ordinary  business  operations  purchase  or sell  Financial  Assets  and make  use of  custodial  services  in the applicable jurisdiction or market.

         "Instructions"  means  instructions  which:  (i) are received by Bank in writing or via Bank's  electronic instruction  system,  SWIFT,  telephone,  tested  telex,  facsimile or such other methods as are for the time being agreed by Customer (or an Authorized  Person) and Bank;  and (ii) Bank believes in good faith have been given by an
Authorized Person or are transmitted with proper testing or  authentication  pursuant to terms and conditions which
Bank may specify, and is not incomplete or incorrect on its face.

         "Liabilities" means any liabilities,  losses, claims, costs, damages,  penalties,  fines, obligations,  or
expenses  of  any  kind  whatsoever  (including,   without  limitation,   reasonable  and  appropriate  attorneys',
accountants', consultants' or experts' fees and disbursements).

         "Securities"  means stocks,  bonds,  rights,  warrants and OTC derivatives  (including swap  transactions, commodities and futures) and other  negotiable and  non-negotiable  instruments,  whether issued in certificated or uncertificated  form,  that  are  commonly  traded  or dealt  in on  securities  exchanges  or  financial  markets.
"Securities"  also means other  obligations  of an issuer,  or shares,  participations  and  interests in an issuer recognized in the country in which it is issued or dealt in as a medium for  investment  and any other  property as may be acceptable to Bank for the Securities Account.

         "Securities  Account" means each Securities  custody  account on Bank's records to which Financial  Assets are or may be credited pursuant hereto.

         "Securities Depository" means:

         (i) when  referring  to a  securities  depository  located  outside  the  U.S.,  an  `Eligible  Securities
         Depository'  which, in turn, shall have the same meaning as in Sub-section  (b)(1)(i)-(vi)  of Rule 17f-7, or that has otherwise been made exempt pursuant to an SEC exemptive order.

         (ii) when  referring to a securities  depository  located in the U.S.  shall mean a securities  depository as defined in SEC Rule 17f-4(a) adopted by the SEC under the 1940 Act.

         "Securities  Entitlement"  means the rights and property  interests of an Entitlement  Holder with respect to a Financial  Asset as set forth in Part 5 of Article 8 of the Uniform  Commercial Code of the State of New York,
as the same may be amended from time to time.

         "Securities  Intermediary" means Bank, a Subcustodian,  a Securities  Depository,  and any other financial institution  which in the  ordinary  course of  business  maintains  custody  accounts  for others and acts in that capacity.

         "Subcustodian" means the following:

         (i) a `U.S.  Bank',  which  shall  mean a U.S.  bank as defined  in  Sub-section  (a)(7) of Rule 17f-5 and which  qualifies to serve as a custodian of assets of  investment  companies  under  Section  17(f) of the
         1940 Act;

         (ii) an Eligible Foreign  Custodian;  provided that for purposes of clarity,  it is agreed that as used in
         Section 5.2(a),  the term  Subcustodian  shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager, and that Subcustodian includes Affiliated Subcustodians.

(b)      All terms in the singular will have the same meaning in the plural unless the context  otherwise  provides and vice versa and the word "will" shall be read to mean "shall."

2.                                              WHAT BANK IS REQUIRED TO DO

2.1      Set Up Accounts.

(a)      Bank will establish and maintain the following accounts ("Accounts"):

(i)      a Securities  Account in the name of Customer for Financial Assets,  which may be received by or on behalf of Bank or its  Subcustodian  for the account of Customer,  including as an  Entitlement
                           Holder; and

(ii)     an account in the name of Customer  ("Cash  Account") for any and all cash in any currency  received by or on behalf of Bank or its Subcustodian for the account of Customer.

Notwithstanding  paragraph  (ii),  cash held in respect of those markets where  Customer is required to have a cash account in its own name held directly with the relevant  Subcustodian  or a Securities  Depository  will be held in that manner and will not be part of the Cash Account.

(b)      At the request of  Customer,  additional  Accounts  may be opened in the future,  which will be subject to the terms of this Agreement.

2.2      Cash Account.

(a)      Except as otherwise  provided in  Instructions  acceptable to Bank, all cash held in the Cash Account will be  deposited  during the period it is credited to the  Accounts  in one or more  deposit  accounts at Bank in U.S.
Dollars and in such other currencies as are the currencies of the countries in which Customer  maintains  Financial
Assets or in such other currencies as Customer shall from time to time request by Instruction.

(b)      Cash Accounts  opened on the books of Bank  (Principal  Accounts) shall be opened in the name of Customer.
Such  accounts  collectively  shall be a  deposit  obligation  of Bank and  shall be  subject  to the terms of this
Section 2.2 and the general  liability  provisions  contained in Section 7. Cash accounts  opened on the books of a
Subcustodian  may be  opened in the name of  Customer  or Bank or in the name of Bank for its  customers  generally
(Agency  Accounts).  Such deposits shall be obligations  of the  Subcustodian  and shall be treated as an Financial
Asset of Customer.  Accordingly,  Bank shall be responsible for exercising  reasonable  care in the  administration of such  accounts,  but shall not be liable for their  repayment  in the event the  Subcustodian,  by reason of its bankruptcy, insolvency or otherwise, fails to make repayment.

(c)      Bank shall make  payments  from or deposits to any of the cash  accounts in the course of carrying out its administrative  duties,  including  but not  limited to income  collection  with  respect to  Customer's  Financial
Assets,  and otherwise in accordance  with  Instructions.  Bank and its  Subcustodians  shall be required to credit amounts to the cash  accounts only when moneys are actually  received in cleared  funds in accordance  with banking practice in the  country  and  currency of deposit.  Any credit  made to any  Principal  or Agency  Account  before actual receipt of cleared funds shall be  provisional  and may be reversed by Bank in the event such payment is not actually  collected.  Unless otherwise  specifically  agreed in writing by Bank or any  Subcustodian,  all deposits shall be payable only at the branch of Bank or Subcustodian where the deposit is made or carried.

(d)      Customer  bears  the  risks of  holding  or  transacting  in any  currency,  including  any mark to market exposure  associated  with a foreign  exchange  transaction  undertaken with Bank. Bank shall not be liable for any loss or damage  arising from the  applicability  of any law or regulation  now or hereafter in effect,  or from the occurrence of any event,  which may delay or affect the  transferability,  convertibility  or  availability  of any currency  in the  country  (a) in which such  Principal  or Agency  Accounts  are  maintained  or (b) in which such currency is issued,  and, without limiting the Bank's obligations as provided in Section 2.2(e),  below, Bank shall not be  obligated  to make  payment of a deposit  denominated  in a currency  during  the period  during  which its transferability,  convertibility  or availability has been affected by any such law,  regulation or event.  Without limiting  the  generality  of the  foregoing,  neither  Bank nor any  Subcustodian  shall be  required to repay any deposit made at a foreign  branch of either Bank or  Subcustodian  if such branch cannot repay the deposit due to a cause for which Bank would not be  responsible in accordance  with the terms of Section 9 of this Agreement  unless
Bank or such  Subcustodian  expressly  agrees in  writing  to repay  the  deposit  under  such  circumstances.  All currency  transactions  in any  account  opened  pursuant  to  this  Agreement  are  subject  to  exchange  control regulations  of the United  States and of the  country  where such  currency  is the lawful  currency  or where the account is  maintained.  Any taxes,  costs,  charges or fees imposed on the  convertibility  of a currency  held by
Customer shall be for the account of Customer.

(e)      If a delay shall have been  caused by the  negligence  or willful  misconduct  of Bank in carrying  out an
Instruction  to credit  or  transfer  cash,  Bank  shall be  liable to  Customer:  (a) with  respect  to  Principal
Accounts,  for  interest to be  calculated  at the rate  customarily  paid on such  deposit and currency by Bank on overnight  deposits  at the time the delay  occurs for the period from the day when the  transfer  should have been effected  until the day it is in fact  effected;  and,  (b) with  respect to Agency  Accounts,  for  interest to be calculated at the rate customarily  paid on such deposit and currency by the Subcustodian on overnight  deposits at the time the delay occurs for the period from the day when the  transfer  should have been  effected  until the day it is in fact  effected.  Bank shall not be liable for delays in carrying out  Instructions  to transfer cash which are not due to Bank's own negligence or willful misconduct.

(f)      In connection with the services provided  hereunder,  Bank is hereby directed to open Cash Accounts on its books and records from time to time for the purposes of receiving  subscriptions  and/or processing  redemptions on
Customer's  behalf,  and/or for the purposes of  aggregating,  netting  and/or  clearing  transactions  (including, without  limitation foreign exchange,  repurchase  agreements,  capital stock activity,  expense payments) or other administrative  purposes  on  Customer's  behalf  or on its  behalf  together  with any  other  Customers  (each an
"Administrative  Account").  Each such Administrative  Account shall be subject to the terms and conditions of this
Agreement  and  Customer  shall be liable for the  satisfaction  of its own  obligations  in  connection  with each
Administrative  Account  pursuant to the terms of this Agreement;  provided  however,  Customer shall not be liable for the obligations of any other Customer thereunder.

2.3      Segregation of Assets; Nominee Name.

(a)      Bank will identify in its records that Financial Assets credited to Customer's  Securities  Account belong to Customer  (except as otherwise  may be agreed by Bank and  Customer)  and Bank shall  segregate  such  Financial
Assets from assets  belonging to Bank and shall cause its  Subcustodians  to segregate such  Financial  Assets from assets  belonging  to the  Subcustodian  in an  account  held  for  Customer  or in an  account  maintained  by the
Subcustodian generally for non-proprietary assets of Bank.

(b)      To the extent  permitted by Applicable  Law or market  practice,  Bank will require each  Subcustodian  to identify in its own records that Financial  Assets  credited to Customer's  Securities  Account belong to customers of Bank, such that it is readily apparent that the Financial Assets do not belong to Bank or the Subcustodian.

(c)      Bank is authorized, in its discretion:

(i)      to hold in bearer form, such Financial  Assets as are customarily  held in bearer form or are delivered to
                           Bank or its Subcustodian in bearer form;

(ii)     to hold  Financial  Assets in or deposit  Financial  Assets  with any  Securities  Depository,  settlement system or  dematerialized  book entry or similar  systems as to which,  in the case of a foreign  Securities  Depository,  Bank  has  provided  the  analysis  of  custody  risks contemplated by Section  (a)(1)(i)(A)  of Rule 17f-7 and not, after  delivering a notice required by Section (a)(1)(i)(B) of Rule 17f-7,  received  Instructions from Customer to withdraw  securities  therefrom (a "Reported  Depository").  Financial  Assets held in a
                           Securities  Depository shall be held (a) subject to the agreement,  rules,  statement of terms and  conditions or other document or conditions  effective  between the Securities
                           Depository and Bank or the  Subcustodian,  as the case may be, and (b) in an account for
                           Customer  or in bulk  segregation  in an  account  maintained  for  the  non-proprietary assets of the entity holding such Financial Assets in the Securities Depository; and

(iii)    to register in the name of Customer,  Bank, a Subcustodian,  or their respective nominees,  such Financial
                           Assets as are customarily  held in registered  form;  provided,  however,  that if it is market practice in a country for Financial  Assets  customarily  held in registered form to be  registered  in the  name of a  Reported  Depository,  Bank is  authorized  in its discretion to register  such  Financial  Assets in the name of such Reported  Depository or its nominee.

(d)      Except with the specific  instruction of Customer,  Customer  authorizes Bank or its  Subcustodian to hold
Financial Assets in omnibus  accounts or in Customer's name, as required by local market practice,  and will accept delivery of Financial Assets of the same class and denomination as those deposited with Bank or its Subcustodian.

(e)      Bank shall not,  except to the extent  resulting  from Bank's  failure to perform its duties in accordance with the standard of care set forth in Section 7.1(b),  be responsible for (i) the safekeeping of Financial  Assets not  delivered  or that are not caused to be issued to it or its  Subcustodians;  or, (ii)  pre-existing  faults or defects in Financial  Assets that are  delivered to Bank or its  Subcustodians.  Bank is hereby  authorized to hold with itself or a  Subcustodian,  and to record in one or more  accounts,  all  Financial  Assets  delivered  to and accepted by Bank, any Subcustodian or their  respective  agents pursuant to an Instruction or in consequence of any corporate  action or income  event.  Bank  shall  hold  Financial  Assets for the  account  of  Customer  and shall segregate  Financial Assets from assets belonging to Bank and shall cause its Subcustodians to segregate  Financial
Assets from assets  belonging to the  Subcustodian  in an account held for Customer or in an account  maintained by the Subcustodian generally for non-proprietary assets of Bank.

2.4      Settlement of Trades.

(a)      When Bank receives an Instruction  directing  settlement of a transaction  in (i.e.,  purchase or sale of)
Financial  Assets that includes all  information  reasonably  required by Bank,  Bank will use reasonable  care and good faith to effect such  settlement  as  instructed.  Settlement  of  transactions  in  Financial  Assets will be conducted in accordance  with the rules of the  applicable  Securities  Depository or otherwise in accordance  with
Applicable Law,  generally  accepted trade practices,  or the terms of the instrument  representing  such Financial
Asset.

(b)      Notwithstanding  applicable  market  standards,  Bank  shall not  deliver  Financial  Assets in advance of receipt or settlement of the expected  consideration  in cash, by check or by bank wire  transfer,  or by credit to the account of Bank,  the applicable  Subcustodian,  or a Securities  Depository  (in accordance  with the rules of such Securities  Depository),  or otherwise in accordance  Applicable Law, generally  accepted trade practices,  or the terms of the instrument  representing such Investment,  unless instructed to do so by Customer.  In the case of the failure of  Customer's  counterparty  to deliver the expected  consideration  as agreed,  Bank will contact the counterparty to seek  settlement,  but Bank will not be obligated to institute legal  proceedings,  file a proof of claim in any insolvency proceeding,  or take any similar action; provided,  however, that Bank will, and will cause each Subcustodian to, assist the Customer in collecting such amounts.

(c)      Financial Assets  purchased for the account of Customer shall be paid for (i) against  delivery thereof to
Bank or a  Subcustodian,  as the case may be, either  directly or through a Securities  Depository  (in  accordance with the rules of such Securities  Depository),  or  (ii) otherwise  in accordance with an Instruction,  Applicable
Law, generally accepted trade practices, or the terms of the instrument representing such Financial Asset.

2.5      Settlement Procedures; Actual Settlement Date Accounting.

         With  respect to any sale or purchase  transaction,  Bank will post the  transaction  on the date on which the cash or Financial Assets received as consideration for the transaction is actually received by Bank.

2.6      Income Collection.

(a)      Advance  Credit.  Bank will  credit  all  interest  and  dividends  and all  other  income  and  payments, including  redemption  proceeds on Financial  Assets,  whether paid in cash or in kind, as the same become  payable and credit the same to the Cash  Account,  net of any taxes that are withheld by Bank or any third party.  Bank may reverse  such credits upon oral or written  notification  to Customer  that Bank  believes  that the  corresponding payment will not be received by Bank within a reasonable period or such credit was incorrect.

(b)      Income  Collection.  Bank will use its diligent efforts to contact  appropriate  parties to collect unpaid interest,  dividends or redemption  proceeds,  but neither Bank nor its  Subcustodians  will be obliged to file any formal notice of default,  institute  legal  proceedings,  file a proof of claim in any insolvency  proceeding,  or take any similar action;  provided,  however, that Bank shall not be responsible for: (a) the collection of amounts due and  payable  with  respect to  Financial  Assets  that are in default or (b) the  collection  of cash or share entitlements  with respect to Financial  Assets that are not  registered in the name of Bank or its  Subcustodians.
Bank is hereby  authorized  to endorse and deliver any  instrument  required  to be so endorsed  and  delivered  to effect  collection  of any amount due and payable to the Fund with respect to Financial  Assets.  With Bank's prior written permission,  which shall not be unreasonably withheld,  Customer may use the name of Bank or a Subcustodian when  necessary to comment and prosecute  such legal  proceedings  to collect  amounts due, and Bank will, and will cause each Subcustodian to, cooperate fully to assist Customer in collecting such amounts.

2.7      Certain Ministerial Acts.

(a)      Until Bank receives Instructions to the contrary, Bank will:

(i)      present all  Financial  Assets for which Bank has received  notice of a call for  redemption  or that have otherwise  matured,  and all income and  interest  coupons and other  income  items that call for payment upon presentation;

(ii)     execute in the name of Customer  such  certificates  as may be  required  to obtain  payment in respect of
                           Financial Assets; and

(iii)    exchange interim or temporary  documents of title held in the Securities Account for definitive  documents of title,  or for transfer into the name of an entity  allowable  under Section 2.3; and
                           for a different  number of certificates or instruments  representing  the same number of shares or the same principal amount of indebtedness.

(b)      Subject to  Section  10.11,  Bank may  provide  information  concerning  the  Accounts  to  Subcustodians,
Securities  Depositories,   counterparties,   issuers  of  Financial  Assets,  governmental  entities,   securities
exchanges,  self-regulatory  entities,  and similar  entities to the extent required by Applicable Law or as may be required by market  practice for accounts of  Institutional  Clients in order to provide the services  contemplated by this Agreement.

(c)      Bank  shall  attend to all  nondiscretionary  details in  connection  with the sale or  purchase  or other administration of Financial Assets,  except as otherwise  directed by Instruction,  and may make payments to itself or others for minor expenses of administering  Investments under this Agreement,  provided that Customer shall have the right to request an accounting with respect to such expenses.

2.8      Corporate Actions.

(a)      Subject to the standard of reasonable  care and good faith of Section 7.1(a),  Bank will follow  Corporate
Actions through receipt of notices from issuers,  from  Subcustodians,  and from  Securities  Depositories  through receipt of notices  published  in industry  publications  and reported in reporting  services.  Bank will  promptly notify  Customer of any Corporate  Action of which  information is either  received by it or a Subcustodian  to the extent that Bank's central  corporate  actions  department has actual  knowledge of the Corporate Action in time to notify its customers in a timely manner;  provided,  however,  that Bank shall be presumed to have actual knowledge of information  published by reporting  services  routinely used by Bank for informing itself of Corporate Actions;
and provided,  further,  that Bank shall not be responsible for the  completeness or accuracy of such  information.
Information  relative to any pending corporate action made available to Customer via any of the services  described in the Electronic and Online  Services  Schedule shall  constitute the delivery of such  information by Bank.  Bank also will use its diligent  efforts to notify  Customer of any class action  litigation  for which  information  is actually  received by Bank's  central  corporate  actions  department  but shall not be liable for any  Liabilities arising  out of Bank's  failure to  identify  Customer's  interest in any class  action  litigation.  Bank does not commit,  however,  to provide  information  concerning  Corporate  Actions or class action  litigation  relating to
Financial  Assets  being  held  at  Customer's  request  in a name  not  subject  to the  control  of  Bank  or its
Subcustodian.

(b)      If an  Authorized  Person  fails to  provide  Bank  with  Instructions  prior to the  deadline  set by the
Securities  Depository  with  respect  to any  Corporate  Action,  neither  Bank  nor its  Subcustodians  or  their respective  nominees  will take any action in relation to that  Corporate  Action,  except as  otherwise  agreed in writing by Bank and  Customer or as may be set forth by Bank as a default  action in the  notification  it provides under Section 2.9 (a) with respect to that  Corporate  Action.  If Customer  provides Bank with  Instructions  with respect to any  Corporate  Action after the  deadline  set by Bank but before the  deadline  set by the  Securities
Depository,  Bank shall use its  diligent  efforts to act on such  Instructions.  If Bank fails to act on  complete
Instructions  provided by Customer  prior to the deadline set by Bank with respect to any  Corporate  Action,  Bank will be liable for Liabilities directly incurred by Customer.

         Bank's deadline for receipt of Instructions  from Customer with respect to any Corporate  Action shall not precede the deadline set by the Securities Depository by more than a commercially reasonable period of time.

(c)      Unless Bank receives  instructions  from Customer to the contrary,  Bank may sell or otherwise  dispose of fractional  interests in Financial  Assets  arising out of a Corporate  Action and credit the Cash Account with the proceeds of the sale or  disposition.  If some, but not all, of an outstanding  class of Financial  Asset is called for  redemption,  Bank may allot the  amount  redeemed  among the  respective  beneficial  holders of such class of
Financial  Asset in any basis such that  Customer is not allocated a higher  proportion  of the redeemed  Financial
Asset than it would on a pro rata basis.

(d)      Notices of  Corporate  Actions and class  actions  dispatched  to  Customer  may have been  obtained  from sources which Bank does not control and may have been  translated  or  summarized  by such  sources.  Although Bank believes  such sources to be  reliable,  Bank has no duty to verify the  information  contained in such notices nor the  faithfulness  of any  translation  or summary  provided by such sources and  therefore  does not guarantee its accuracy,  completeness  or timeliness.  Bank agrees to promptly  notify  Customer of any inaccuracy or omission in such materials of which it obtains knowledge.

2.9      Proxies.

(a)      As may be agreed upon between  Customer and Bank,  and subject to and upon the terms of this  sub-section,
Bank will  monitor  information  regarding  meetings of holders of Financial  Assets in  accordance  with  standard procedures  as agreed  between Bank and Customer and will  promptly  provide  Customer  with  information  which it receives on matters to be voted upon at meetings of holders of Financial  Assets  ("Notifications"),  and Bank will act in  accordance  with  Customer's  Instructions  in relation to such  Notifications  ("the  active  proxy voting service").  If meeting or proxy  information  is received  by Bank too late to permit  timely  voting by  Customer,
Bank's  only  obligation  will  be to  provide,  so far as  reasonably  practicable,  a  Notification  (or  summary information concerning a Notification) on an "information only" basis.

(b)      The active  proxy voting  service is available  only in certain  markets,  details of which are  available from Bank on request.  Provision of the active proxy voting service is  conditional  upon receipt by Bank of a duly completed enrollment form as well as additional documentation that may be required for certain markets.

(c)      Bank will act upon  Instructions to vote on matters referred to in a Notification,  provided  Instructions are received by Bank at its proxy voting  department by the deadline referred to in the relevant  Notification.  If
Instructions  are not  received  in a timely  manner,  Bank will not be  obligated  to  provide  further  notice to
Customer.

(d)      Bank  reserves the right to provide  Notifications  or parts thereof in the language  received,  but shall use  commercially  reasonable  efforts to provide  such  Notifications  in  English in a timely  manner.  Bank will attempt in good faith to provide accurate and complete Notifications, whether or not translated.

(e)      Customer  acknowledges that  Notifications and other  information  furnished  pursuant to the active proxy voting  service  ("information")  are not the  intellectual  property of Customer.  Accordingly,  Customer will not make any use of such  information  except in  connection  with the active proxy voting  service,  and to the extent necessary to effectuate Customer's voting.

(f)      In markets  where the active proxy voting  service is not  available or where Bank has not received a duly completed  enrollment form or other relevant  documentation,  Bank will not provide  Notifications  to Customer but will endeavor to act upon  Instructions to vote on matters before meetings of holders of Financial  Assets where it is reasonably  practicable for Bank (or its  Subcustodians  or nominees as the case may be) to do so and where such
Instructions  are  received in time for Bank to take timely  action (the  "passive  proxy  voting  service").  Bank shall in all events  promptly send notices and proxy  information it receives  either to Customer or as directed by
Customer.

(g)      Customer  acknowledges  that the  provision of proxy voting  services  (whether  active or passive) may be precluded or restricted under a variety of circumstances.  These circumstances include, but are not limited to:

(i)      the Financial Assets being on loan or out for registration,

(ii)     the pendency of conversion or another Corporate Action;

(iii)    Financial  Assets  being held at  Customer's  request in a name not  subject to the control of Bank or its
                           Subcustodian;

(iv)     Financial  Assets  being held in a margin or  collateral  account at Bank or  another  bank or broker,  or otherwise in a manner which affects voting;

(v)      local market regulations or practices, or restrictions by the issuer; and

(vi)     Bank may be required to vote all shares held for a particular  issue for all of Bank's  customers on a net basis  (i.e.  a net yes or no vote based on voting  instructions  received  from all its customers).  Where  this  is the  case,  Bank  will  inform  Customer  by  means  of the
                           Notification.

(h)      Notwithstanding  the fact that Bank may act in a fiduciary  capacity with respect to Customer  under other agreements,  in  performing  active or passive  proxy voting  services  Bank will be acting  solely as the agent of
Customer,  and will not exercise any  discretion,  with regard to such proxy services or vote any proxy except when directed by an Authorized Person.

2.10     Statements and Information Available On-Line.

(a)      Bank will send to Customer,  or make available to Customer on-line or otherwise at Customer's  request, at times mutually agreed upon, formal  statements of account in Bank's standard format for each Account  maintained by
Customer  with Bank,  identifying  the  Financial  Assets and cash held in each  Account  (each  such  statement  a
"Statement  of  Account").  Additionally,  Bank will send (or make  available  on-line  to)  Customer  an advice or notification  of any transfers of cash or Financial  Assets with respect to each  Account.  Bank will not be liable with  respect  to any matter  set forth in those  portions  of any  Statement  of  Account  or any such  advice (or reasonably  implied  therefrom) to which Customer has not given Bank a written exception or objection within ninety
(90) days of receipt of the  Statement  of Account,  provided  such matter is not the result of Bank's  negligence, willful  misconduct or bad faith.  References in this  Agreement to  Statements  of Account  include  Statements of
Account in electronic form.

(b)      Prices and other  information  obtained  from  non-affiliated  third parties which may be contained in any
Statement of Account or other  statement  sent to Customer  have been  obtained  from  sources Bank  believes to be reliable.  Bank does not,  however,  make any  representation  as to the accuracy of such  information  or that the prices specified  necessarily  reflect the proceeds that would be received on a disposal of the relevant  Financial
Assets.

(c)      Customer  acknowledges  that,  except for Statements of Account or as otherwise  expressly agreed by Bank, records and reports  available to it on-line may not be accurate due to valuation  differences  by reason of prices used by Customer to value its Financial Assets, delays in updating Account records, and other causes.

2.11     Access to Bank's Records.

         Bank will allow Customer's  independent  public accountants such access to the records of Bank relating to
Financial  Assets as is  required  in  connection  with  their  examination  of books  and  records  pertaining  to
Customer's affairs.  Subject to any restrictions under Applicable Law as it relates to the Subcustodian,  Bank also will obtain an undertaking to permit Customer's  independent public  accountants,  reasonable access to the records of any  Subcustodian  of  Securities  held in the  Securities  Account as may be required in  connection  with such examination.

2.12     Maintenance of Financial Assets at Subcustodian Locations.

(a)      Unless  Instructions  require another  location  reasonably  acceptable to Bank,  Financial Assets will be held in the country or  jurisdiction  in which their  principal  trading  market is located,  where such  Financial
Assets may be presented for payment,  where such  Financial  Assets were acquired,  or where such Financial  Assets are held in a Reported  Depository.  Bank  reserves the right to refuse to accept  delivery of Financial  Assets or cash in countries and  jurisdictions  other than those  referred to in Schedule 2 to this  Agreement,  as in effect from time to time.

(b)      Bank will not be obliged to follow an Instruction to hold Financial  Assets with, or have them  registered or  recorded  in the name of,  any  person  not  chosen by Bank or its  Subcustodian.  However,  if  Customer  does instruct Bank to hold  Financial  Assets and/or cash with or register or record  Financial  Assets in the name of a person not chosen by Bank or its Subcustodian  and Bank agrees to do so, except in a case in which  registration or recording  in the name of a person  chosen by Bank or its  Subcustodian  would impose risks to Customer not present if  registration or recordation  were in a different name, the  consequences of doing so are at Customer's own risk and Bank (i) will not be liable  therefor and (ii) may not provide  services  under this  Agreement with respect to
Financial Assets or cash so held, including,  without limitation,  services provided under Sections 2.8, 2.9, 2.10, and 8.2.

2.13     Taxes.

         Bank will provide tax related services as provided in Section 8.2.

2.14     Foreign Exchange Transactions.

(a)      To  facilitate  the  administration  of  Customer's  trading  and  investment  activity  and  pursuant  to
Instructions  from  Customer,  Bank may as principal  counterparty,  but will not be obliged to, enter into spot or forward foreign exchange  contracts with Customer,  and may also provide foreign exchange  contracts and facilities through its Affiliates or  Subcustodians  or other third parties as directed by Customer.  Instructions,  including standing  Instructions,  may be issued with respect to such contracts,  but Bank may establish rules or limitations
concerning  any  foreign  exchange   facility  made  available.   In  all  cases  where  Bank,  its  Affiliates  or
Subcustodians  enter into a master foreign  exchange  contract that covers foreign  exchange  transactions  for the
Accounts,  the terms and conditions of that foreign  exchange  contract and, to the extent not  inconsistent,  this
Agreement,  will apply to such  transactions.  The obligations of the Custodian in respect of all foreign  exchange transactions  (whether or not the Custodian shall act as principal in such transaction)  shall be contingent on the free, unencumbered transferability of the currency transacted on the actual settlement date of the transaction.

(b)      Bank shall process  foreign  exchange  transactions  (including  without  limitation  contracts,  futures, options,  and options on  futures),  where any third party acts as principal  counterparty  to Customer on the same basis it performs  duties as agent for Customer  with respect to any other of Customer's  Investments.  Accordingly
Bank shall only be  responsible  for  delivering  or  receiving  currency  on behalf of Customer in respect of such contracts  pursuant to Instructions.  Bank shall not be responsible for the failure of any counterparty  (including any  Subcustodian)  in such agency  transaction  to perform its  obligations  thereunder.  Bank (a) shall  transmit
(subject to sufficient  availability) cash and Instructions to and from the currency broker or banking  institution with which  Customer  has  executed a foreign  exchange  contract or option and Bank shall be liable to Customer to the extent that  Customer  incurs  damages,  costs or expenses as a result of Bank's  failure to transmit such cash and  Instructions,  and (b) shall hold in  safekeeping  all  confirmations,  certificates  and other  documents and agreements  received by Bank and evidencing or relating to such foreign  exchange  transactions.  Customer  accepts full  responsibility for its use of third-party  foreign exchange dealers selected by Customer and for execution of the foreign  exchange  contracts and options and  understands  that Customer shall be  responsible  for any and all costs and  interest  charges  which may be incurred by Customer or Bank as a result of the failure or delay of such third parties to deliver foreign exchange.

(c)      Bank, as principal,  may undertake such foreign exchange  transactions  with Customer as Bank and Customer may agree from time to time.  In this event,  the foreign  exchange  transaction  will be performed  in  accordance with the  particular  agreement  of the  parties,  or in the event a  principal  foreign  exchange  transaction  is initiated by  Instruction in the absence of specific  agreement,  the  transaction  will be performed in accordance with the usual  commercial  terms of Bank.  In the event  that  Customer  defaults  on the  settlement  of any such foreign  exchange  transaction  with Bank,  Customer  shall be liable for  contracted  currency of the  transaction together with any mark to market  exposure  associated  with the  replacement  purchase of the contracted  currency undertaken with Bank.

2.15     Compliance with Rule 17f-5 .

(a)      Customer's  board of directors (or equivalent body)  (hereinafter  `Board') hereby delegates to Bank, and, as to those  countries  listed in Schedule 2 hereto (and as the same may be amended on notice to Customer from time to time),  Bank hereby accepts the delegation to it, of the  obligation to perform as Customer's  `Foreign  Custody
Manager'  (as that term is  defined  in  Sub-section  (a)(3) of Rule  17f-5,  including  for the  purposes  of: (i)
selecting  Eligible Foreign  Custodians to hold Foreign  Financial Assets and Cash, (ii) evaluating the contractual arrangements  with such  Eligible  Foreign  Custodians  (as set forth in  Sub-section  (c)(2) of Rule 17f-5,  (iii)
monitoring such foreign custody  arrangements (as set forth in Sub-section  (c)(3) of Rule 17f-5),  each concerning the  safekeeping  of  Customer's  Financial  Assets  in each of the  countries  as to which it acts as the  Board's delegate.  Nothing herein shall require Bank to provide delegated or custodial  services in any country,  and there may  from  time to time be  countries  as to  which  Bank  determines  it will  not  provide  delegation  services.
Notwithstanding  this Section,  Customer,  acting through its Board, its Investment Advisor or its other Authorized
Person,  may direct Bank to place and  maintain  Customer's  Financial  Assets with a particular  Eligible  Foreign
Custodian,  including without  limitation with respect to investment in countries as to which Bank will not provide delegation  services.  Customer  confirms  to Bank that  Customer or its  Investment  Adviser  has  considered  the prevailing  Country Risks of which it has knowledge  based on  information  made  available to it by Bank and other potential risks as part of its continuing investment decision process

(b)      In connection with the foregoing, Bank shall:

(i)      Promptly  advise  Customer in writing of the  placement of  Customer's  Financial  Assets and Cash with an
                           Eligible Foreign Custodian in connection with execution of this Agreement;

(ii)     provide  written reports  notifying  Customer's  Board of the placement of Financial  Assets and Cash with particular  Eligible  Foreign  Custodians and of any material change in the arrangements with such Eligible  Foreign  Custodians,  with such reports to be provided to Customer's
                           Board at least  quarterly  and more  frequently as mutually  agreed and with  reasonable promptness  upon the  occurrence of any material  change in the  arrangements  with such
                           Eligible Foreign Custodians;

(iii)    exercise  such  reasonable  care,  prudence and diligence in  performing  as  Customer's  Foreign  Custody
                           Manager as a person  having  responsibility  for the  safekeeping  of Foreign  Financial
                           Assets and cash would exercise;

(iv)     in selecting an Eligible Foreign  Custodian,  first have determined that Foreign Financial Assets and cash placed and maintained in the  safekeeping of such Eligible  Foreign  Custodian  shall be subject to  reasonable  care,  based on the  standards  applicable  to custodians in the relevant  market,  after having  considered all factors  relevant to the  safekeeping of such Foreign Financial Assets and cash,  including,  without  limitation,  those factors set forth in Sub-section  (c)(1)(i)-(iv)  of Rule 17f-5.  Bank shall be required to make the  foregoing  determination  to the best of its  knowledge  and  belief  based only on information reasonably available to it;

(v)      determine  that the written  contract  with an  Eligible  Foreign  Custodian  requires  that the  Eligible
                           Foreign  Custodian shall provide  reasonable care for Foreign  Financial Assets and Cash based on the standards applicable to custodians in the relevant market;

(vi)     determine that the written contract with an Eligible Foreign  Custodian  contains the provisions set forth in  Sub-section  (c)(2)(i)(A)-(F)  of  Rule  17f-5,  or,  in  lieu  of any of all of the provisions  set forth such  Sub-section,  other  provisions  that Bank  determines  will provide,  in their  entirety,  the same or level of care and  protection for the Foreign
                           Financial Assets as the provisions in such Sub-section, in their entirety; and

(vii)    have  established a system to monitor the initial and continued  appropriateness  of  maintaining  Foreign
                           Financial  Assets  and cash  with  particular  Eligible  Foreign  Custodians  and of the governing  contractual  arrangements;  provided,  however,  that in the event  that Bank shall have determined that the existing  Eligible  Foreign  Custodian in a given country would no longer afford Foreign  Financial  Assets and cash  reasonable  care and that no other Eligible  Foreign  Custodian in that country would afford  reasonable  care,  Bank
                           shall  promptly  so  advise   Customer  and  shall  then  act  in  accordance  with  the
                           Instructions  of  Customer  with  respect to the  disposition  of the  affected  Foreign
                           Financial  Assets and cash;  provided,  however,  that if in the reasonable  judgment of
                           Bank, such withdrawal  would require  liquidation of any of Customer's  Financial Assets or would materially impair the liquidity,  value or other investment  characteristics of
                           Customer's  Financial  Assets,  it  shall  be the  duty of Bank to  provide  information regarding the particular  circumstances  and to act only in accordance with Instructions of  Customer  or its  Investment  Advisor  with  respect  to such  liquidation  or other withdrawal.

Subject to (b)(i)-(vii)  above and the standards set forth herein and in Rule 17f-5,  Bank is hereby  authorized to place and  maintain  Foreign  Financial  Assets and cash on behalf of Customer  with  Eligible  Foreign  Custodians pursuant to a written  contract  deemed  appropriate  by Bank.  The duties under this Section 2.16 shall apply only to Eligible Foreign Custodians  selected by Bank and shall not apply to Securities  Depositories or to any Eligible
Foreign Custodian that the Delegate is directed to use pursuant to Subsection (a) above.

(c)      Bank  represents  to  Customer  that it is a U.S.  Bank as defined in  Sub-section  (a)(7) of Rule  17f-5.
Customer  represents to Bank that: (1) the Foreign  Financial Assets and cash being placed and maintained in Bank's custody are subject to the 1940 Act;  (2) based on  information  provided to it by Bank,  its Board has  determined that it is  reasonable  to rely on Bank  to  perform  as  Customer's  Foreign  Custody  in each  country  in  which
Customer's  Financial  Assets and cash shall be held  hereunder  and  determined to accept  Country  Risk.  Nothing contained  herein shall  require Bank to make any  selection or to engage in any  monitoring  on behalf of Customer that would entail consideration of Country Risk.

(d)      Bank shall  provide to Customer  such  information  relating to Country Risk as is specified in Schedule 1 hereto.  Customer hereby  acknowledges  that: (i) such  information is solely designed to inform Customer of market conditions and procedures and is not intended as a  recommendation  to invest or not invest in particular  markets;
and (ii) Bank has  gathered  the  information  from  sources  it  considers  reliable,  but that Bank shall have no responsibility  for  inaccuracies  or  incomplete  information.  Bank  agrees to  promptly  notify  Customer of any inaccuracy or omission in such information of which it obtains knowledge.

2.16     Compliance with Rule 17f-7.

(a)      Bank shall have provided for  consideration  by Customer,  prior to the  placement of  Customer's  Foreign
Financial  Assets with any Eligible  Securities  Depository  in connection  with  execution of this  Agreement,  an analysis (a "risk  assessment")  of the custody risks  associated with  maintaining  Customer's  Foreign  Financial
Assets  with  each  Eligible  Securities  Depository  used by Bank as of the  date  hereof  (or,  in the case of an
Eligible  Securities  Depository  not  used by Bank as of the  date  hereof,  prior  to the  initial  placement  of
Customer's  Foreign  Financial  Assets at such  Depository).  The risk  assessment and any changes thereto shall be provided to the Fund or its Investment Advisor by such means as the Custodian shall reasonably establish.

In connection with the foregoing,  Customer shall notify Bank of any Eligible  Securities  Depositories at which it does not choose to have its Foreign  Financial  Assets held.  Bank shall monitor the custody risks  associated with maintaining  Customer's Foreign Financial Assets at each such Eligible Securities  Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

         In  conducting  the  aforementioned  analysis,  Bank shall  consider  factors  relevant to custody  risks, including but not limited to:

(i)      the depository's expertise and market reputation;

(ii)     the quality of the depository's services;

(iii)    the depository's financial strength;

(iv)     insurance or indemnification arrangements;

(v)      the extent and quality of regulation and independent examination of the depository;

(vi)     the depository's standing in published ratings;

(vii)    the depository's internal controls and other procedures for safeguarding investments; and

(viii)   any related legal proceedings.

(b)      Bank shall exercise  reasonable  care,  prudence and diligence in performing the requirements set forth in
Section 2.17(a) above.

(c)      In performing its duties under this  subsection,  the Custodian may in good faith rely on such  reasonable sources of information as may be available  including but not limited to: (i) published  ratings;  (ii) information supplied  by a  Subcustodian  that is a  participant  in such  Securities  Depository;  (iii)  industry  surveys or publications;  (iv) information  supplied by the depository  itself,  by its auditors  (internal or external) or by the relevant Foreign Financial  Regulatory  Authority.  It is acknowledged  that information  procured through some or all of these sources may not be  independently  verifiable by the Custodian and that direct access to Securities
Depositories is limited under most  circumstances.  Accordingly,  the Custodian shall not be responsible for errors or omissions in its duties  hereunder  provided that it has performed its  monitoring  and  assessment  duties with reasonable care and good faith.  Based such  information,  Bank shall determine the eligibility under rule 17f-7 of each  depository  before  including  it on Schedule 3 hereto and shall  promptly  advise  Customer if any  Eligible
Securities  Depository  ceases  to be  eligible.  (Eligible  Securities  Depositories  used by Bank as of the  date hereof are set forth in  Schedule 3 hereto,  and as the same may be amended on prompt  written  notice to  Customer from time to time.)

2.17     Securities Entitlement Orders.

         Bank shall at all times be bound by Instructions  (except as otherwise  herein  provided) as to Securities
Entitlements of Customer and shall not permit,  honor or act upon any prior, equal or  contemporaneous  claim to or instructions  or orders of any kind with respect to Financial  Assets or Cash by or from any other person or entity of any kind, and shall keep all Financial Assets and Cash at all times free from all security  interests,  charges, claims,  mortgages,  pledges or other liens,  restrictions or  encumbrances  other than those arising in connection with Bank's  settlement  of  transactions  pursuant to this  Agreement  and other charges and payments due to or by
Bank as permitted by this Agreement.

2.18     Confirmations.

         Bank shall send  Customer  confirmations  of  transfers  to and from the  Accounts no later than 4:30 p.m.
Eastern Standard Time on each Business Day.

3.                                                      INSTRUCTIONS

3.1      Acting on Instructions; Unclear Instructions.

(a)      Customer  authorizes  Bank to  accept  and act upon  any  Instructions  received  by it  without  inquiry.
Customer will indemnify the Bank  Indemnitees  against,  and hold each of them harmless from, any Liabilities  that may be imposed on,  incurred  by, or asserted  against the Bank  Indemnitees  as a result of any action or omission taken in  accordance  with any  Instructions  or other  directions  upon which Bank is authorized to rely under the terms of this  Agreement,  provided that Bank shall not be indemnified  against or held harmless from any liability arising out of Bank's negligence, bad faith, fraud or willful misconduct.

(b)      Unless  otherwise  expressly  provided,  all  Instructions  will  continue in full force and effect  until canceled or superseded.

(c)      Bank may (in its sole  discretion and without  affecting any part of this Section 3.1) seek  clarification or confirmation of an Instruction  from an Authorized  Person and may decline to act upon an Instruction if it does not receive  clarification  or  confirmation  satisfactory to it. Bank will not be liable for any loss arising from any delay  while it,  using  reasonable  care and good  faith,  seeks such  clarification  or  confirmation  and it documents that it sought clarification or confirmation.

(d)      In executing or paying a payment order Bank may rely upon the  identifying  number (e.g.  Fedwire  routing number or  account)  of any party as  instructed  in the  payment  order,  provided  that such  information  is not incomplete  or incorrect on its face.  Subject to the  foregoing,  Customer  assumes  full  responsibility  for any inconsistency  between the name and identifying  number of any party in payment orders issued to Bank in Customer's name.

(e)      Each Instruction  shall be transmitted by such secured or authenticated  electro-mechanical  means as Bank shall make  available to Customer from time to time unless  Customer  shall elect to transmit such  Instruction  in accordance with Subsections (i) through (iii) of this Section.

(i)      Instructions  may be  transmitted  through a secured  or tested  electro-mechanical  means  identified  by
                           Customer or by an Authorized  Person entitled to give  Instruction and  acknowledged and accepted by Bank, it being understood that such  acknowledgment  shall authorize Bank to accept  such means of  delivery  but shall not  represent  a judgment  by Bank as to the reasonableness or security of the means utilized by the Authorized Person.

(ii)     Instructions may be transmitted in a writing that bears the manual signature of Authorized Persons.

(iii)    Instructions  may also be  transmitted by another means  determined by Customer or Authorized  Persons and acknowledged  and  accepted by Bank  (subject to the same limits as to  acknowledgements as are contained in Subsection (i),  above)  including  Instructions  given orally or by
                           SWIFT, telex or telefax (whether tested or untested).

When an  Instruction  is given by means  established  under  Subsections  (i) through (iii) above,  it shall be the responsibility  of Bank to use  reasonable  care to adhere  to any  security  or other  procedures  established  in writing  between Bank and the  Authorized  Person with  respect to such means of  Instruction,  but the  Authorized
Person shall be solely  responsible  for  determining  that the  particular  means chosen is  reasonable  under the circumstances.  With respect to telefax  instructions,  the parties agree and  acknowledge  that receipt of legible instructions  cannot be assured,  that Bank cannot verify that authorized  signatures on telefax  instructions  are original or properly  affixed,  and that Bank shall not be liable for losses or expenses  incurred  through actions taken in reasonable,  good faith reliance on inaccurately stated,  illegible or unauthorized telefax  instructions.
The  provisions  of  Section  4A of the  Uniform  Commercial  Code  shall  apply to Funds  Transfers  performed  in accordance  with  Instructions.  Customers  Transfer  Services  Schedule  and the  Electronic  and Online  Services
Schedule to this  Agreement  shall each comprise a designation of a means of delivering  Instructions  for purposes of this Section 3.1.

(f)      The  Authorized  Person shall be  responsible  for  assuring  the  adequacy and accuracy of  Instructions.
Particularly,  upon any  acquisition or disposition  or other dealing in Customer's  Financial  Assets and upon any delivery and transfer of any Financial Asset or moneys,  the person  initiating the Instruction  shall give Bank an
Instruction with appropriate detail, including, without limitation:

(i)      The transaction date and the date and location of settlement;

(ii)     The specification of the type of transaction;

(iii)    A description of the Investments or moneys in question,  including,  as appropriate,  quantity,  price per unit,  amount of money to be received or delivered  and currency  information.  Where an
                           Instruction  is  communicated  by electronic  means,  or otherwise  where an Instruction contains  an  identifying  number  such as a CUSIP,  SEDOL or ISIN  number,  Bank  shall inquire to Customer as to any  inconsistency  between  such  identifying  number and any name of the security contained in the Instruction; and

(iv)     The name of the broker or similar entity concerned with execution of the transaction.

3.2      Confirmation of Oral Instructions/Security Devices.

         Any  Instructions  delivered to Bank by telephone  will promptly  thereafter be confirmed in writing by an
Authorized  Person.  Each confirmation is to be clearly marked  "Confirmation."  Bank will not be liable for having followed  such  telephonic  Instructions  notwithstanding  the  failure  of  an  Authorized  Person  to  send  such confirmation  in writing or the failure of such  confirmation  to conform to the telephone  Instructions  received, provided  that Bank  shall  have  exercised  reasonable  care in  following  such  Instructions.  In the event of a discrepancy  between  Instructions  and a  subsequent  confirmation,  Bank will  promptly  notify  Customer of such discrepancy.  Either  party may  record any of their  telephonic  communications.  Customer  will  comply  with any security  procedures  reasonably  required by Bank from time to time with respect to verification of  Instructions.
Customer will be responsible for  safeguarding any test keys,  identification  codes or other security devices that
Bank will make available to Customer or any Authorized Person.

3.3      Instructions; Contrary to Law/Market Practice.

         Bank need not act upon  Instructions  which it  reasonably  believes to be contrary to law,  regulation or universal  market  practice and will  promptly so notify  Customer,  but Bank will be under no duty to  investigate whether any Instructions comply with Applicable Law or market practice.

3.4      Cut-off Times.

         Bank has established  cut-off times for receipt of some  categories of  Instruction,  which are consistent with  industry  standards for the receipt of such  instructions  and which will be made  available to Customer.  If
Bank receives an Instruction  after its established  cut-off time, Bank will attempt to act upon the Instruction on the Business Day requested if Bank deems it  practicable  to do so or otherwise as soon as  practicable on the next
Business  Day  and  the  execution  of any  Instruction  received  by  Bank  after  such  deadline  (including  any modification or revocation of a previous Instruction) shall be at the risk of the Fund.

4.                                     FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

4.1      Fees and Expenses.

         Customer will pay Bank for its services  hereunder  the fees set forth in Schedule A hereto,  which may be amended in writing by the parties from time to time,  together with Bank's  reasonable  out-of-pocket or incidental expenses not otherwise described in Schedule A including,  but not limited to charges,  fees, costs and expenses in connection  with new markets,  changes in  applicable  law and/or  regulations  or as may  otherwise be  reasonably incurred by Bank.  Any such  out-of-pocket  expenses or  incidental  expenses  will be  disclosed  and agreed to by
Customer, if practicable, prior to any actions being taken by Bank that would cause such expense to be incurred.

4.2      Overdrafts.

         If a debit to any  currency in the Cash Account  results in a debit  balance in that  currency,  then Bank will  immediately  notify Customer and may, in its discretion,  (i) Advance an amount equal to the overdraft,  (ii)
refuse to settle in whole or in part the transaction  causing such debit balance,  or (iii) if any such transaction is posted to the  Securities  Account,  reverse  any such  posting.  If Bank  elects to make such an  Advance,  the
Advance will be deemed a loan to Customer,  payable on demand,  bearing  interest at the applicable rate charged by
Bank from time to time to customers  similar to  Customer,  for such  overdrafts,  from the date of such Advance to the date of  payment  (both  after as well as before  judgment)  and  otherwise  on the terms on which  Bank  makes similar  overdrafts  available  from time to time. No prior action or course of dealing on Bank's part with respect to the  settlement  of  transactions  on  Customer's  behalf will be asserted by Customer  against  Bank for Bank's refusal to make  advances  to the Cash  Account  or to settle  any  transaction  for which  Customer  does not have sufficient available funds in the applicable currency in the Cash Account.

         Custodian  may, after  reasonable  notice to Customer and  opportunity to satisfy any payment  obligation, set off any payment  obligation  owed to it by Customer  under this Section 4.2 against  Customer's  Cash  Account, regardless  of currency  involved.  If,  after set off  against  Customer's  Cash  Account,  there  remains a debit balance  under this Section 4.2,  then,  with respect to  Financial  Assets in the  Securities  Account and without prejudice to Bank's rights as a Securities  Intermediary  under New York law (including,  but not limited to, under the Uniform  Commercial  Code),  upon written  notice to Customer,  Bank shall be entitled to withhold  delivery of such Financial  Assets against  settlement of pending trades,  sell or otherwise  realize any such Financial Assets and to apply the  proceeds in  satisfaction  of any such payment  obligation,  provided  that the  foregoing is not prohibited by Section 18 of the 1940 Act.

5.                                SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS

5.1      Appointment of Subcustodians; Use of Securities Depositories.

(a)      Bank is  authorized  under this  Agreement  to act  through  and hold  Customer's  Financial  Assets  with
Subcustodians,  being at the date of this  Agreement  the  entities  listed in  Schedule  2.  Bank,  as  Customer's
Foreign  Custody  Manager,  will  maintain the  standards  required by Rule 17f-5 in the  selection  and  continued
appointment of such  Subcustodians.  In addition,  Bank and each  Subcustodian  may deposit  Financial Assets with, and hold  Financial  Assets in, any  Reported  Depository  or "other U.S.  Securities  Depository."  Customer  will provide Bank with such  documentation or  acknowledgements  that Bank may reasonably  require to hold the Financial
Assets in such Securities Depositories.

(b)      Any agreement  Bank enters into with a  Subcustodian  for holding  Bank's  customers'  assets will provide that such assets will not be subject to any right,  charge,  security interest,  lien or claim of any kind in favor of such Subcustodian or its creditors except a claim for payment for their safe custody or  administration,  or, in the case of cash  deposits,  except for liens or rights in favor of creditors  of the  Subcustodian  arising  under bankruptcy,  insolvency  or similar  law, and that the  beneficial  ownership  thereof will be freely  transferable without  the  payment  of money or value  other  than for safe  custody  or  administration.  Where a  Subcustodian deposits  Securities with a Securities  Depository,  Bank will cause the Subcustodian to identify on its records as belonging to Bank, as agent,  the Securities  shown on the  Subcustodian's  account at such Securities  Depository.
This Section  5.1(b) will not apply to the extent of any special  agreement or  arrangement  made by Customer  with any particular Subcustodian.

(c)      Without  limiting  the  obligations  of Bank under  Section  2.17,  Bank will not be liable for any act or omission by (or the insolvency of) any Securities  Depository.  In the event Customer  incurs a loss it believes to be due to the negligence,  willful misconduct, or insolvency of a Securities Depository,  Bank will make good faith efforts,  in its  discretion,  to seek recovery from the Securities  Depository,  but Bank will not be obligated to institute  legal  proceedings,  file a proof of claim in any  insolvency  proceeding,  or take any similar  action, provided,  however,  that Bank will  reasonably  cooperate  with Customer in any such  proceeding or similar action taken by Customer.

5.2      Liability for Subcustodians.

(a)      Subject to Section  7.1(b),  Bank will be liable  for  Liabilities  incurred  by,  imposed on or  asserted against  Customer  that  result from the failure by a  Subcustodian  to use  reasonable  care in the  provision  of custodial  services by it in accordance  with the standards  prevailing  in the relevant  market for  Institutional
Clients or from the fraud or willful  misconduct  or default of such  Subcustodian  in the  provision  of custodial services by it. The liability of Bank in respect of countries and  Subcustodians  designated by Bank,  from time to time on Schedule 2 hereto shall be subject to the  additional  condition  that Bank actually  recovers such loss or damage from the Subcustodian.

(b)      Without limiting the Bank's  responsibilities  under Section 7.1(b),  Bank will not be responsible for the insolvency of any Subcustodian or an Affiliated Subcustodian.

(c)      Bank reserves the right to add,  replace or remove  Subcustodians.  Bank will give prompt  written  notice of any such  action,  which will be  advance  notice if  practicable.  Bank will  identify  the name,  address  and principal  place of  business of any  Subcustodian  and the name and  address of the  governmental  agency or other regulatory authority that supervises or regulates such Subcustodian.

(d)      Customer shall be responsible for informing Bank  sufficiently in advance of a proposed  investment  which is to be held in a country in which no  Subcustodian  is  authorized  to act in order that Bank shall,  if it deems appropriate to do so, have sufficient time to establish a subcustodial  arrangement in accordance herewith.  In the event,  Bank is unable to establish such arrangements  prior to the time the investment is to be acquired,  Bank is authorized to designate at its discretion a local  safekeeping  agent, and the use of the local  safekeeping  agent shall be at the sole risk of  Customer,  except to the extent  that a Loss  incurred  by  Customer is caused by, or results from, the negligence,  willful  misfeasance or willful  misconduct of Bank;  provided,  however,  that Bank shall take all  reasonable  steps to enforce such rights as it may have against such  safekeeping  agent to protect the  interests of Customer.  Subject to the foregoing  exceptions,  Bank shall be  responsible  to Customer for the actions of such agent if and only to the extent Bank shall have  recovered  from such agent for any damages  caused
Customer by such agent.

5.3      Use of Agents.

(a)      Bank may provide  certain  services under this Agreement  through third parties,  which may be Affiliates.
Except to the extent  provided in Section 5.2 with respect to  Subcustodians,  Bank will not be responsible for any loss as a result of a failure by any broker or any other third party that it selects and retains  using  reasonable care to provide  ancillary  services that it may not customarily  provide itself,  including,  without  limitation, delivery  services  and  providers of  information  regarding  matters  such as pricing,  proxy voting or Corporate
Actions,  provided  that such  person  shall  agree for the  benefit of Bank's  customers  to perform its duties in
accordance  with  all  applicable  requirements  under  the  1940  Act  regarding  the  maintenance,   custody  and
safeguarding  of  Financial  Assets.  Nevertheless,  Bank will be liable for the  performance  of any such  service provider  selected by Bank that is an  Affiliate  to the same extent as Bank would have been liable if it performed such services itself.

(b)      In the case of the sale under Section  2.9(c) of a fractional  interest (or in other cases where  Customer has  requested  Bank to  arrange  for  execution  of a trade)  Bank will  place  trades  with a broker  which is an
Affiliate to the extent that Bank has  established  a program for such trading with such  Affiliate.  An affiliated broker may charge its customary commission (or retain its customary spread) with respect to any such transaction.

6.                                       ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1      Representations of Customer and Bank.

(a)      Customer  represents  and  warrants  that  (i) it has full  authority  and  power,  and has  obtained  all necessary  authorizations  and consents,  to deposit and control the Financial Assets and cash in the Accounts,  to use Bank as its custodian in accordance  with the terms of this  Agreement,  to incur  indebtedness as contemplated by this Agreement,  and to enter into foreign exchange  transactions;  (ii) assuming execution and delivery of this
Agreement by Bank,  this Agreement is Customer's  legal,  valid and binding  obligation,  enforceable in accordance with its terms and it has full power and  authority to enter into and has taken all necessary  corporate  action to authorize the execution of this Agreement;  (iii) it has not relied on any oral or written  representation  made by
Bank or any person on its behalf,  and  acknowledges  that this Agreement sets out to the fullest extent the duties of Bank;  and (iv) it is organized  under the laws of, and its principal  offices,  are located in, a  jurisdiction within the United States.

(b)      Bank  represents  and warrants  that (i) assuming  execution  and delivery of this  Agreement by Customer, this Agreement is Bank's legal,  valid and binding  obligation,  enforceable in accordance with its terms,  (ii) it has full  power and  authority  to enter  into and has taken  all  necessary  corporate  action  to  authorize  the execution  of this  Agreement,  (iii) it has not relied on any oral or written  representation  made by Customer or any person on its  behalf,  and  acknowledges  that this  Agreement  sets out to the  fullest  extent the duties of
Customer;  and (iv) it is qualified to act as a custodian for investment  companies  registered  under the 1940 Act and shall  conduct its  activities  hereunder in  compliance  with the  requirements  for  investment  companies of
Section 17(f) of the 1940 Act and the rules and regulations thereunder.

Each party may rely upon the above or the  certification  of such other  facts as may be  required  to perform  its obligations hereunder.

6.2      Provision of Additional Information.

         Upon  request,  each  party will  promptly  provide to the other  such  information  about  itself and its financial status as the other party may reasonably request.

6.3      Customer is Liable to Bank Even if it is Acting for Another Person.

         If  Customer  is  acting  as an  agent  for a  disclosed  or  undisclosed  principal  in  respect  of  any transaction,  cash, or Financial  Asset,  Bank  nevertheless  will treat Customer as its principal for all purposes under  this  Agreement.  In  this  regard,  Customer  will be  liable  to Bank as a  principal  in  respect  of any transactions  relating  to the  Account.  The  foregoing  will not  affect  any  rights  Bank  might  have  against
Customer's principal.

7.                                            WHEN BANK IS LIABLE TO CUSTOMER

7.1      Standard of Care; Liability.

(a)      Bank will  maintain  records of  Customer's  Financial  Assets and its  activities  hereunder  in a manner intended to enable  Customer to comply with Section 31 and other  recordkeeping  provisions of the 1940 Act and the rules and  regulations  thereunder.  Bank  acknowledges  and agrees that such records are the property of Customer.
Bank shall provide  copies of all or a portion of such records to Customer  promptly  upon  request.  Bank will use reasonable  care and good faith under the facts and  circumstances  prevailing in the market where the  performance of its  obligations  under this  Agreement  is  effected.  Bank will not be in  violation  of this  Agreement  with respect  to any matter as to which it has  satisfied  the  standards  set forth in  Sections  2.16 and 2.17 and its obligation of reasonable care and good faith.

(b)      Bank will be liable for Customer's  Liabilities to the extent they result from (i)  negligence,  bad faith or willful misconduct of Bank, or any of its officers,  partners,  employees or agents, in performing its duties as set  out in this  Agreement  and to the  extent  provided  in  Section  5.2(a),  (ii)  breach  of any  warranty  or representation  made  under  this  Agreement  or (iii)  violation  of  Applicable  Law.  In the  event of a loss of
Financial  Assets for which loss Bank is  responsible  under the terms of this  Agreement,  Bank shall replace such
Financial  Asset,  or in the event that such  replacement  cannot be effected,  Bank shall pay to Customer the fair market value of such Financial  Asset based on the last available  price as of the time such loss was discovered or at such  other  prior  time as it can be  determined  that  the  loss  actually  occurred.  Nevertheless,  under no circumstances  will Bank be liable for any  indirect,  incidental,  consequential  or special  damages  (including, without  limitation,  lost profits) of any form incurred by any person or entity,  whether or not  foreseeable  and even if Bank has been advised of the  possibility  of such damages,  and  regardless of the type of action in which such a claim may be  brought,  with  respect to the  Accounts,  Bank's  performance  hereunder,  or Bank's  role as custodian.

(c)      Customer will indemnify the Bank  Indemnitees  against,  and hold them harmless from, any Liabilities that may be imposed on,  incurred by or asserted  against any of the Bank  Indemnitees to the extent in connection  with or arising out of (i) Bank's  performance  under this Agreement,  provided the Bank Indemnitees have not acted with negligence or engaged in fraud or willful  misconduct in connection  with the  Liabilities  in question or (ii) any action or omission taken by Bank or such Bank  Indemnitees in accordance with any  Instructions or other directions of  Customer on which Bank is  authorized  hereunder  to rely.  Nevertheless,  Customer  will not be  obligated  to indemnify any Bank Indemnitee  under the preceding  sentence with respect to any Liability for which Bank is liable under Section 5.2 or 7.1 of this Agreement.

(d)      Without  limiting  Sub-sections  7.1(a),  (b) or (c),  Bank will have no duty or  responsibility  to:  (i)
question  Instructions or make any  suggestions to Customer or an Authorized  Person  regarding such  Instructions, except as provided in Section 3.2,  provided that the  Instructions  are not clearly  incorrect on their face; (ii)
supervise or make  recommendations  with respect to investments or the retention of Financial Assets;  (iii) advise
Customer or an  Authorized  Person  regarding  any default in the payment of  principal  or income of any  security other than as provided in Section  2.7(b) of this  Agreement;  (iv) except as may otherwise be required by Sections
2.16 or 2.17,  evaluate or report to Customer or an Authorized  Person  regarding  the  financial  condition of any broker,  agent or other party to which Bank is instructed by an Authorized  Person to deliver  Financial  Assets or cash;  or (v) review or  reconcile  trade  confirmations  received  from brokers  (and  Customer or its  Authorized
Persons  issuing  Instructions  will bear any  responsibility  to review such  confirmations  against  Instructions issued to and Statements of Account issued by Bank).

(e)      Bank will indemnify the Customer  Indemnitees  against,  and hold them harmless from, any Liabilities that may be imposed  on,  incurred  by or  asserted  against  any of the  Customer  Indemnitees  to the extent  directly resulting  (i) any Bank  Indemnitee's  negligence,  fraud or willful  misconduct in Bank's  performance  under this
Agreement  in  connection  with the  Liabilities  in question or (ii) any action or omission  taken by Bank or such
Bank  Indemnitees  not in  accordance  with any  Instructions  or other  directions  of  Customer  on which Bank is authorized hereunder to rely.

(f)      Promptly  after receipt by one party (the  "indemnified  party") hereto of notice of  commencement  of any action that may be subject of a claim for indemnification  hereunder,  such indemnified party will notify the other party (the  "indemnifying  party") of the  commencement  thereof;  but the omission so to notify such  indemnifying party will not relieve such  indemnifying  party from any  liability  which it may have  otherwise  than under this
Agreement.  If any such action is brought against an indemnified  party, and it has notified the indemnifying party of the commencement  thereof,  such indemnifying  party will be entitled to participate  therein and, to the extent that such  indemnifying  party may wish, assume the defense thereof;  provided,  that in the case of any claim that an  indemnified  party  deems  significant,  such  indemnified  party  shall  have  the  right  to  consent  to the indemnifying  party's  choice of counsel  in its  defense  of such  action,  such  consent  not to be  unreasonably withheld.  After  notice  from an  indemnifying  party of its  intention  to assume the  defense of an action,  the indemnified  party shall bear the expenses of any additional  counsel  obtained by it, and the  indemnifying  party shall not be liable to the  indemnified  party  under this  section  for any legal or other  expenses  subsequently incurred  by the  indemnified  party  in  connection  with the  defense  thereof  other  than  reasonable  costs of investigation.  The  indemnified  party shall in no case  confess any claim or make any  compromise  in any case in which an indemnifying  party is asked to indemnify an indemnified party except with the indemnifying  party's prior written consent.

7.2      Force Majeure.

         Bank will  maintain and update from time to time  policies and  procedures  reasonably  designed to ensure the  continuation  and  recovery  of its custody  business  in the event of a disaster  or other  event  beyond its control and will be liable to Customer for any  Liabilities  it incurs  resulting  from or caused by Bank's failure to do so. Without limiting the foregoing,  Bank will have no liability,  however,  for any damage, loss, expense or liability  of any nature that  Customer may suffer or incur,  caused by an act of God,  fire,  flood,  wind damage, explosion,  civil or labor  disturbance,  war,  act of any  governmental  authority  or other  act or threat of any authority (de jure or de facto),  malfunction of equipment or software  (except where such malfunction is primarily attributable  to Bank's  negligence  in  maintaining  the  equipment or  software),  failure of  operations  of any external funds transfer  system,  inability to obtain or interruption of external  communications  facilities,  any interruption of the power supply or other utility  service,  any strike or other work stoppage,  whether partial or total,  any delay or disruption  resulting  from or reflecting  the  occurrence of any Country Risk, any disruption of, or  suspension  of  trading  in,  the  securities,  commodities  or foreign  exchange  markets,  whether or not resulting  from or reflecting  the occurrence of any Country Risk,  any  encumbrance  on the  transferability  of a currency or a currency  position on the actual  settlement date of a foreign exchange  transaction,  whether or not resulting  from or reflecting  the  occurrence of any Country Risk, or any cause beyond the  reasonable  control of
Bank,  provided,  however,  that the  exculpation  from liability  provided by this sentence shall not apply to any damage,  loss,  expense or liability  resulting from Bank's  negligence,  willful misconduct or bad faith and shall not apply to the extent  resulting from Bank's failure to use its diligent  efforts to mitigate the effects of such event or occurrence and avoid  continuing  harm to Customer and to  reestablish as soon as practicable  its custody business in full operation.

7.3      Bank May Consult With Counsel.

         Bank will be  entitled  to rely on, and may act upon the advice of  professional  advisers  in relation to matters of law,  regulation or market practice (which may be the professional  advisers of Customer),  and will not be liable to  Customer  for any action  reasonably  taken or omitted  pursuant  to such advice of which it promptly notifies Customer.

7.4      Bank Provides Diverse Financial Services and May Generate Profits as a Result.

         Customer  acknowledges  that Bank or its Affiliates may have a material  interest in transactions  entered into by  Customer  with  respect  to the  Account  or that  circumstances  are such that Bank may have a  potential conflict of duty or  interest.  For example,  Bank or its  Affiliates  may act as a market  maker in the  Financial
Assets to which Instructions  relate,  provide brokerage  services to other customers,  act as financial adviser to the issuer of such  Financial  Assets,  act in the same  transaction  as agent for more than one  customer,  have a material  interest  in the issue of the  Financial  Assets;  or earn  profits  from any of these  activities.  Upon
Customer's  request with respect to any  transaction,  Bank shall  disclose the general nature of any such conflict regarding  such  transaction.  Customer  further  acknowledges  that Bank or its Affiliates may be in possession of investment-related  information tending to show that the Instructions  received may not be in the best interests of
Customer but that Bank is not under any duty to disclose any such information.

7.5      General Limitations on Liability.

Bank shall not be liable for any loss,  claim,  damage or other  liability to the extent arising from the following causes:

(i)      The failure of any third party (other than a  Subcustodian  designated  by Bank as provided in Section 5.2 hereof)  including:  (a) any issuer of  Financial  Assets or  Book-Entry  Agent or other agent of an issuer;  (b) any counterparty with respect to any Investment,  including any
                           issuer  of  exchange-traded  or  other  futures,   option,   derivative  or  commodities
                           contract;  (c) Investment  Advisor,  foreign  custody manager or other agent of Customer
                           (other than Bank);  or (d) other third  parties  similarly  beyond the control or choice of Bank.

(ii)     Bank may rely upon  information  received  from  issuers of  Financial  Assets or agents of such  issuers, information  received from Subcustodians and from other commercially  reasonable sources such as commercial  data bases and the like, but shall not be  responsible  for specific inaccuracies in such  information,  provided that Bank has relied upon such  information in good faith, or for the failure of any commercially reasonable information provider.

(iii)    Action by Bank or a Subcustodian  in accordance  with an Instruction and the provisions of this Agreement, even when such action  conflicts  with, or is contrary to any  provision of,  Customer's declaration of trust,  certificate  of  incorporation  or by-laws or other  constitutive document,  Applicable  Law, or actions by the  trustees,  directors or  shareholders  of
                           Customer.

(iv)     The limitations inherent in the rights,  transferability or similar investment  characteristics of a given
                           Financial Asset of Customer;

provided,  however,  that the exculpation  from liability  provided by clause (iv) of this sentence shall not apply to any damage,  loss,  expense or liability incurred by Customer with respect to an impairment of Customer's rights in and/or the transferability  and other  characteristics of a Financial Asset which result from Bank's negligence, willful misconduct or bad faith.

8.                                                        TAXATION

8.1      Taxes.

(a)      Customer  confirms  that Bank is  authorized  to deduct  from any cash  received  or  credited to the Cash
Account any taxes or levies  required by any revenue or governmental  authority in respect of Customer's  Accounts;
provided  that such  cash  shall be paid to such  revenue  or  governmental  authority  or set aside in a  separate account of Customer for such purpose.

(b)      Customer will provide to Bank such  certifications,  documentation,  and  information as it may reasonably require in connection with taxation.

(c)      Customer  will be  responsible  for the  payment  of all taxes  relating  to the  Financial  Assets in the
Securities  Account.  Customer will  indemnify  and hold Bank  harmless  from and against any and all  liabilities, penalties,  interest or additions to tax with respect to or resulting  from,  any delay in, or failure by, Bank (i)
to pay,  withhold  or report  any U.S.  federal,  state or local  taxes or  foreign  taxes  imposed  on  Customer's
Financial  Assets,  or (ii) to report  interest,  dividend or other  income  paid or credited to the Cash  Account, except to the extent arising from Bank's negligence, willful misconduct or bad faith.

8.2      Tax Reclaims.

(a)      Subject to the  provisions of this Section and upon receipt of an  instruction  from  Customer,  Bank will apply for, or assist  Customer in applying  for, a reduction of  withholding  tax and any refund of any tax paid or tax credits in respect of income  payments on Financial  Assets  credited to the  Securities  Account that Customer believes may be available.  To defray expenses  pertaining to nominal tax claims,  Bank may from  time-to-time  set minimum  thresholds  as to a de minimis value of tax reclaims or reduction of  withholding  which it will pursue in respect of income payments under this section.  Notwithstanding  any minimum threshold set by Bank, Bank will file, or assist Customer in filing, a tax reclaim or application for reduction of withholding if requested by Customer.

(b)      The  provision  of a tax  reclaim  assistance  service by Bank is  conditional  upon Bank  receiving  from
Customer (i) a declaration  of its identity and place of residence and (ii) certain other  documentation  requested by Bank (pro forma  copies of which are  available  from  Bank),  prior to the receipt of  Financial  Assets in the
Account or the payment of income.

(c)      Bank will perform tax reclaim  assistance  services  only with  respect to taxation  levied by the revenue authorities of the countries  advised to Customer from time to time and Bank may, by  notification  in writing,  in its absolute  discretion,  supplement  or amend the  countries in which the tax relief  services are offered.  Bank will have no responsibility with regard to Customer's tax position or status in any jurisdiction.

(d)      Customer  confirms that Bank is authorized to disclose any information  required by any revenue  authority or any governmental entity with appropriate jurisdiction in relation to the processing of any tax reclaim.

9.                                                      TERMINATION

         This  Agreement will continue until  terminated by either Bank giving to Customer,  or Customer  giving to
Bank, a notice in writing  specifying the date of termination,  which date shall be not less than 60 days after the date of giving  such  notice.  If  Customer  gives  notice of  termination,  Customer  shall  designate a successor custodian or custodian to whom Bank must  deliver the  Financial  Assets and cash and all records of Customer  with respect thereto and to its services  hereunder.  If Bank gives notice of termination,  Customer shall, within sixty days of the  notice,  notify  Bank as to  identity  of the  successor  custodian  or  custodians.  Upon the date of termination  specified in the notice,  this Agreement shall terminate,  and Bank shall deliver the Financial Assets and cash to the  successor  custodian(s).  If a successor  custodian is not  designated  by Customer in  accordance with the foregoing,  Bank shall, upon the date of termination  specified in the notice of termination,  deliver the
Financial  Asset and cash to Customer.  Bank agrees to cooperate  with  Customer in the  execution of documents and performance of other actions reasonably  necessary or desirable in order to substitute the successor  custodian for
Bank under this Agreement.

         Bank will in any event be entitled to deduct any  undisputed  amounts owing to it prior to delivery of the
Financial  Assets and cash (and,  accordingly,  Bank will be entitled to sell  Financial  Assets and apply the sale proceeds in  satisfaction  of  undisputed  amounts  owing to it).  Customer  will  reimburse  Bank promptly for all out-of-pocket  expenses it incurs in delivering  Financial  Assets upon  termination.  Termination  will not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

10.                                                    MISCELLANEOUS

10.1     Notices.

         Notices  (other than  Instructions)  will be served by registered  mail or hand delivery to the address of the respective  parties as set out on the first page of this Agreement,  unless notice of a new address is given to the other party in writing.  Notice will not be deemed to be given unless it has been received.

10.2     Successors and Assigns; Amendments.

         This  Agreement  will be binding on each of the parties'  successors  and assigns,  but the parties  agree that neither party can assign its rights and  obligations  under this  Agreement or otherwise  modify any provision of this Agreement without the prior written consent of the other party.

10.3     Interpretation.

         Headings are for convenience  only and are not intended to affect  interpretation.  References to sections are to sections of this  Agreement  and  references to  sub-sections  and  paragraphs  are to  sub-sections  of the sections and paragraphs of the sub-sections in which they appear.

10.4     Entire Agreement.

(a)      The following Rider(s) are incorporated into this Agreement:

                  ___      Funds Transfer Services Schedule to Custodian Agreement;

                  ----     Electronic and Online Services Schedule.

(b)      This Agreement,  including the Schedules,  Exhibits, and Riders (and any separate agreement which Bank and
Customer may enter into with respect to any Cash  Account),  sets out the entire  Agreement  between the parties in
connection  with  the  subject  matter,  and  this  Agreement  supersedes  any  other  agreement,   statement,   or
representation  relating to custody,  whether  oral or  written.  Amendments  must be in writing and signed by both parties.

10.5     Insurance.

         Bank will not be required to maintain any insurance coverage for the benefit of Customer.

10.6     Governing Law and Jurisdiction.

         This  Agreement  will be construed,  regulated,  and  administered  under the laws of the United States or
State of New York, as applicable,  without regard to New York's principles  regarding  conflict of laws. The United
States  District  Court for the Southern  District of New York will have the sole and exclusive  jurisdiction  over any lawsuit or other judicial  proceeding  relating to or arising from this Agreement.  If that court lacks federal subject  matter  jurisdiction,  the  Supreme  Court of the State of New York,  New York  County  will have sole and exclusive  jurisdiction.  Either  of these  courts  will  have  proper  venue  for any  such  lawsuit  or  judicial proceeding,  and the parties waive any  objection to venue or their  convenience  as a forum.  The parties agree to submit to the  jurisdiction  of any of the courts  specified  and to accept  service  of  process to vest  personal
jurisdiction  over  them  in  any  of  these  courts.  The  parties  further  hereby  knowingly,   voluntarily  and
intentionally  waive, to the fullest extent  permitted by Applicable Law, any right to a trial by jury with respect to any such lawsuit or judicial  proceeding arising or relating to this Agreement or the transactions  contemplated hereby.  To the extent that in any  jurisdiction  Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution,  attachment (before or after judgment) or other legal process,  Customer shall not claim, and it hereby irrevocably waives, such immunity.

10.7     Severability; Waiver; and Survival.

(a)      If one or more provisions of this Agreement are held invalid,  illegal or  unenforceable in any respect on the basis of any particular  circumstances or in any  jurisdiction,  the validity,  legality and  enforceability of such provision or provisions under other  circumstances or in other  jurisdictions and of the remaining  provisions will not in any way be affected or impaired.

(b)      Except as otherwise  provided  herein,  no failure or delay on the part of either party in exercising  any power or right  hereunder  operates  as a waiver,  nor does any  single or partial  exercise  of any power or right preclude any other or further  exercise,  or the exercise of any other power or right.  No waiver by a party of any provision of this Agreement,  or waiver of any breach or default,  is effective  unless it is in writing and signed by the party against whom the waiver is to be enforced.

(c)      Each party's rights, protections, and remedies under this Agreement shall survive its termination.

10.8     Counterparts.

         This  Agreement  may be  executed in several  counterparts  each of which will be deemed to be an original and together will constitute one and the same agreement.

10.9     No Third Party Beneficiaries.

         A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement.

10.10    Confidentiality.

         Bank  represents  and warrants  that it has  policies  and  procedures  to ensure the  confidentiality  of
Customer's  confidential  information.  Bank  shall  maintain  all  information  regarding  Customer's  Securities,
Securities  Account,  Financial  Assets or cash under this Agreement in accordance with Bank's  policies  regarding the disclosure of portfolio  information and shall not disclose any such  information,  except as permitted in such policies and as is reasonably  necessary to provide  services to Customer,  as required by law or regulation or the organizational  documents  of the issuer of any  Financial  Asset,  or  otherwise  with the  consent  of  Customer.
Customer  agrees  to  keep  this  Agreement  confidential  and,  except  where  disclosure  is  required  by law or regulation,  shall only  disclose  it (or any part of it) with the prior  written  consent of Bank.  At  Customer's request,  but not more often than once per year, Bank will provide Customer or its designated  representatives with written  confirmation  as to  Bank's  compliance  with its  confidentiality  and  privacy  obligations  under  this
Agreement.

10.11    Limited Obligations.

         With  respect to a  Customer  organized  as a  Massachusetts  business  trust,  a copy of such  Customer's
Declaration  of  Trust  is on file  with  the  Secretary  of  State  of The  Commonwealth  of  Massachusetts,  Bank
acknowledges  that the  obligations  of or arising out of this  Agreement  with  respect to such  Customer  are not binding upon any of such Customer's trustees,  officers,  employees,  agents or shareholders individually,  but are binding  solely  upon the assets and  property  of the  Customer  in  accordance  with its  proportionate  interest hereunder.  Bank further  acknowledges  that the assets and  liabilities  of each series are separate and distinct, and that the  obligations  of or arising out of this  Agreement  are binding  solely upon the assets or property of the series on behalf of which the Customer has executed this  instrument.  Bank also agrees that the obligations of each Customer and series  hereunder shall be several and not joint, in accordance with its  proportionate  interest hereunder,  and agrees not to proceed  against any Customer or series for the  obligations  of another  Customer or series.

10.12    Tape-recording.

         Customer on behalf of itself and its customers  authorizes  Bank to tape record any and all  telephonic or other oral instructions given to Bank by or on behalf of Customer,  including from any Authorized  Person.  Bank on behalf of itself  and its  employees  authorizes  Customer  to tape  record  any and all  telephonic  conversations between Bank and Customer,  including from any Authorized  Person.  This  authorization will remain in effect until and unless  revoked by Customer or Bank in writing.  Customer and Bank further  agrees to solicit  valid written or other consent from any of its  respective  employees  with respect to telephone  communications  to the extent such consent is required by Applicable Law.

         Customers may be added or deleted as parties to this  Agreement  from time to time by amendment to Exhibit
A.

                                                     OPPENHEIMERFUNDS, INC.

                                                     By: _/s/ Brian W. Wixted_________________

                                                     Name: _Brian W. Wixted_________________

                                                     Title: Senior Vice President and Treasurer, on behalf of
                                                     each investment company identified as a Customer in Exhibit
                                                     A attached hereto individually and severally, and not
                                                     jointly and severally

                                                     BROWN BROTHERS HARRIMAN & CO

                                                     By:    /s/ Timothy J. Connelly

                                                     Name: Timothy J. Connelly

                                                     Title: Partner

                                                     EXHIBIT A

List of Investment Companies that are a Party to this Agreement (each, a "Customer"):

------------------------------------------------------------------------------------------------------------
                                                 Fund Name
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Opportunities Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Growth Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Convertible Securities Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Value Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Gold and Special Minerals Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Equity Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Dividend Growth Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Select Value
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer International Value
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Emerging Growth
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Mid Cap Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Emerging Technologies
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Enterprise Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Real Estate Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Quest Value
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Small and Mid-Cap Value
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Quest International Value
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Quest Balanced Value
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Quest Capital Value
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Oppenheimer Quest Opportunity Fund
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                                    Schedule 1

Information Regarding Country Risk

         1........To aid Customer in its  determinations  regarding  Country Risk, Bank shall furnish  annually and upon the  initial  placing of  Financial  Assets and cash into a country the  following  information  (check  items applicable), provided that Bank has received such information from its Eligible Foreign Custodian in such country:

         A........Opinions of local counsel concerning:

_X_      i.       Whether applicable foreign law would restrict the access afforded  Customer's  independent public accountants to books and records kept by an eligible foreign custodian located in that country.

_X__     ii.      Whether  applicable  foreign  law would  restrict  Customer's  ability to recover  its  Financial
                  Assets and cash in the event of the bankruptcy of an Eligible Foreign  Custodian  located in that country.

_X__     iii.     Whether  applicable  foreign law would restrict  Customer's  ability to recover  Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B.       Written information concerning:

_X__     i.       The  foreseability  of  expropriation,  nationalization,  freezes,  or confiscation of Customer's
                  Financial Assets.

_X__     ii.      Whether  difficulties  in converting  Customer's  cash and cash  equivalents to U.S.  dollars are reasonably foreseeable.

         C.       A market report with respect to the following topics:

         (i) securities  regulatory  environment,  (ii) foreign  ownership  restrictions,  (iii) foreign  exchange,
         (iv) securities  settlement and registration,  (v) taxation,  and (vi) depositories  (including depository evaluation), if any.

         2.       To aid Customer in  monitoring  Country Risk,  Bank shall furnish board the following  additional information:

         Market flashes, including with respect to changes in the information in market reports.

                                                    Schedule 2

LIST OF COUNTRIES and SUBCUSTODIANS

                              FUNDS TRANSFER SERVICES SCHEDULE TO CUSTODIAN AGREEMENT

1.       Execution of Payment  Orders.  Brown  Brothers  Harriman & Co. (Bank) is hereby  instructed by Oppenheimer
Funds,  Inc.  (Customer) to execute each payment  order,  whether  denominated  in United  States  dollars or other applicable  currencies,  received  by  Bank in  Customer's  name as  sender  and  authorized  and  confirmed  by an
Authorized  Person as defined in a  Custodian  Agreement  dated as of February  16,  2007 by and  between  Bank and
Customer,  as amended or restated from time  thereafter  (the  Agreement),  provided  that Customer has  sufficient available  funds on deposit in a Principal  Account as defined in the  Agreement and provided that the order (i) is received by Bank in the manner  specified in this Funds  Transfer  Services  Schedule or any  amendment  hereafter;
(ii)  complies  with any written  instructions  and  restrictions  of Customer as set forth in this Funds  Transfer
Services  Schedule  or any  amendment  hereafter;  (iii)  is  authorized  by  Customer  or is  verified  by Bank in compliance  with a security  procedure  set forth in Paragraph 2 below for verifying  the  authenticity  of a funds transfer  communication  sent to Bank in the name of Customer or for the  detection of errors set forth in any such communication; and (iv) contains sufficient data to enable Bank to process such transfer.

2.       Security  Procedure.  Customer  hereby  elects  to use  the  procedure  selected  below  as  its  security procedure (the Security  Procedure).  The Security  Procedure will be used by Bank to verify the  authenticity of a payment order or a  communication  amending or canceling a payment order.  Bank will act on  instructions  received provided  the  instruction  is  authenticated  by the  Security  Procedure.  Customer  agrees and  acknowledges  in connection  with (i) the size,  type and frequency of payment  orders  normally  issued or expected to be issued by
Customer to Bank,  (ii) all of the security  procedures  offered to Customer by Bank,  and (iii) the usual security procedures used by customers and receiving  banks  similarly  situated,  that  authentication  through the Security
Procedure  shall be deemed  commercially  reasonable  for the  authentication  of all payment  orders  submitted to
Bank.  Customer hereby elects (please choose one) the following Security Procedure as described below:

         [   ]    BIDS  and  BIDS  Worldview  Payment  Products.  BIDS and BIDS  Worldview  Payment  Products,  are
                  on-line payment order  authorization  facilities with built-in  authentication  procedures.  Bank and Customer  shall each be  responsible  for  maintaining  the  confidentiality  of passwords or other codes to be used by them in connection with BIDS.  Bank will act on  instructions  received through  BIDS  without  duty of  further  confirmation  unless  Customer  notifies  Bank that its password is not secure.

         [  ]     SWIFT.  Bank and Customer  shall comply with SWIFT's  authentication  procedures.  The  Custodian will act on  instructions  received via SWIFT provided the  instruction is  authenticated  by the
                  SWIFT system.

         [   ]    Tested  Telex.  Bank will accept  payment  orders  sent by tested  telex,  provided  the test key matches the algorithmic key Bank and Fund have agreed to use.

         [   ]    Computer  Transmission.  Bank is able to  accept  transmissions  sent  from  Customer's  computer
                  facilities  to  Bank's  computer   facilities  provided  such  transmissions  are  encrypted  and digitally  certified or are  otherwise  authenticated  in a reasonable  manner based on available technology.  Such  procedures  shall be  established  in an operating  protocol  between Bank and
                  Customer.

         [   ]    Telefax  Instructions.  A  payment  order  transmitted  to Bank  by  telefax  transmission  shall transmitted  by  Customer  to a  telephone  number  specified  from time to time by Bank for such purposes.  If it detects no discrepancies, Bank will follow one of the procedures below.

                           1.       If the telefax requests a repetitive  payment order,  Bank may call Customer at its last known  telephone  number,  request to speak to Customer or  Authorized
                                    Person,  and confirm the  authorization and the details of the payment order (a
                                    Callback); or

                           2.       If the telefax requests a non-repetitive order, Bank will perform a Callback.

         All faxes must be  accompanied  by a fax cover sheet which  indicates  the sender's  name,  company  name, telephone number, fax number, number of pages, and number of transactions or instructions attached.

         [   ]    Telephonic.  A  telephonic  payment  order  shall be  called  into Bank at the  telephone  number
                  designated   from  time  to  time  by  Bank  for  that   purpose.   The  caller  shall   identify
                  herself/himself  as an  Authorized  Person.  Bank shall  obtain the  payment  order data from the caller.  Bank shall then:

                           1.       If a telephonic repetitive payment order, Bank may perform a Callback; or

                           2.       If a telephonic non-repetitive payment order, Bank will perform a Callback.

In the event Customer  chooses a procedure which is not a Security  Procedure as described  above,  Customer agrees to be bound  by any  payment  order  (whether  or not  authorized)  issued  in its  name  and  accepted  by Bank in compliance with the procedure selected by Customer.

3.       Rejection of Payment  Orders.  Bank shall give  Customer  timely  notice of Bank's  rejection of a payment order.  Such notice may be given in writing or orally by  telephone,  each of which is hereby  deemed  commercially reasonable.  In the event  Bank fails to execute a properly  executable  payment  order and fails to give  Customer notice of Bank's  non-execution,  Bank shall be liable only for  Customer's  actual  damages and only to the extent that such  damages are  recoverable  under UCC 4A (as defined in  Paragraph 7 below).  Notwithstanding  anything in this Funds Transfer Services  Schedule and the Agreement to the contrary,  Bank shall in no event be liable for any consequential or special damages under this Funds Transfer  Services  Schedule,  whether or not such damages relate to  services  covered  by UCC 4A,  even if Bank has been  advised  of the  possibility  of such  damages.  Whenever compensation  in the form of  interest  is payable by Bank to Customer  pursuant  to this Funds  Transfer  Services
Schedule, such compensation will be payable as specified in UCC 4A.

4.       Cancellation  of Payment  Orders.  Customer  may cancel a payment  order but Bank shall have no  liability for Bank's failure to act on a cancellation  instruction unless Bank has received such cancellation  instruction at a time and in a manner  affording Bank reasonable  opportunity to act prior to Bank's  execution of the order.  Any cancellation shall be sent and confirmed in the manner set forth in Paragraph 2 above.

5.       Responsibility  for the Detection of Errors and  Unauthorized  Payment Orders.  Except as may be provided,
Bank is not  responsible  for detecting any Fund error  contained in any payment order sent by Customer to Bank. In the event that  Customer's  payment  order to Bank  either  (i) identifies  the  beneficiary  by both a name and an identifying  or bank  account  number and the name and number  identify  different  persons  or  entities,  or (ii)
identifies  any bank by both a name and an  identifying  number  and the  number  identifies  a  person  or  entity different  from the  bank  identified  by  name,  execution  of the  payment  order,  payment  to the  beneficiary, cancellation  of the  payment  order or  actions  taken by any bank in respect  of such  payment  order may be made solely on the basis of the number.  Bank shall not be liable for  interest on the amount of any payment  order that was not authorized or was  erroneously  executed  unless Customer so notifies Bank within thirty (30) business days following  Customer's  receipt of notice that such  payment  order had been  processed.  If a payment  order in the name of Customer  and  accepted by Bank was not  authorized  by  Customer,  the  liability  of the parties  will be governed by the applicable provisions of UCC 4A.

6.       Laws and  Regulations.  The rights and  obligations of Bank and Customer with respect to any payment order executed pursuant to this Funds Transfer  Services  Schedule will be governed by any applicable laws,  regulations, circulars and funds transfer  system rules,  the laws and  regulations of the United States of America and of other relevant  countries  including  exchange control  regulations and limitations on dealings or other  sanctions,  and including  without  limitation those sanctions  imposed under the law of the United States of America by the Office of Foreign  Assets  Control.  Any taxes,  fines,  costs,  charges or fees imposed by relevant  authorities  on such transactions shall be for the account of Customer.

7.       Miscellaneous.  All accounts  opened by Customer or its authorized  agents at Bank  subsequent to the date hereof  shall be  governed  by this  Funds  Transfer  Schedule.  All terms  used in this  Funds  Transfer  Services
Schedule  shall have the meaning set forth in Article 4A of the Uniform  Commercial  Code as currently in effect in the State of New York (UCC 4A) unless  otherwise set forth herein.  The terms and conditions of this Funds Transfer
Services  Schedule are in addition  to, and do not modify or  otherwise  affect,  the terms and  conditions  of the
Agreement and any other agreement or arrangement between the parties hereto.

8.       Indemnification.  Bank does not recommend the sending of  instructions  by telefax or telephonic  means as provided in  Paragraph 2. BY ELECTING TO SEND  INSTRUCTIONS  BY TELEFAX OR  TELEPHONIC  MEANS,  CUSTOMER  AGREES TO
INDEMNIFY BANK AND ITS PARTNERS, OFFICERS AND EMPLOYEES FOR ALL LOSSES THEREFROM.

                                   _____________________________________________

                  OPTIONAL:  Bank will perform a Callback if instructions  are sent by telefax or telephonic  means as  provided in  Paragraph 2 above.  CUSTOMER  MAY,  AT ITS OWN RISK AND BY HEREBY  AGREEING TO  INDEMNIFY
         BANK AND ITS  PARTNERS,  OFFICERS AND  EMPLOYEES  FOR ALL LOSSES  THEREFROM,  ELECT TO WAIVE A CALLBACK BY
         BANK BY INITIALING HERE:____

                                   _____________________________________________

The undersigned acknowledges that (I/we) have received a copy of this document.

         Accepted and agreed:

BROWN BROTHERS HARRIMAN & CO.                                OPPENHEIMER FUNDS, INC.

By:  /s/ Timothy J. Connelly                                 By: /s/ Brian W. Wixted
Name: Timothy J. Connelly                                    Name: Brian W. Wixted
Title: Partner                                               Title: Senior Vice President- Finance & Treasurer
Date: 3/5/07                                                 Date: 3/1/07

                                          ELECTRONIC AND ON-LINE SERVICES
                                                     SCHEDULE

This Electronic and On-Line  Services  Schedule (this  Schedule) to a Custodian  Agreement dated as of February 16,
2007 (as amended from time to time hereafter,  the Agreement) by and between Brown Brothers  Harriman & Co. (we, us our) and Oppenheimer Funds, Inc. (you, your),  provides general provisions  governing your use of and access to the
Services (as hereinafter  defined)  provided to you by us via the Internet (at  www.bbhco.com  or such other URL as we may instruct you to use to access our products) and via a direct  dial-up  connection  between your computer and our computers,  as of February 16, 2007 (the Effective  Date).  Use of the Services  constitutes  acceptance of the terms and conditions of this  Schedule,  any Appendices  hereto,  the Terms and Conditions  posted on our web site, and any terms and conditions  specifically  governing a particular Service or our other products,  which may be set forth in the Agreement or in a separate related agreement (collectively, the Related Agreements).

1.       General Terms.

     You will be granted  access to our suite of online  products,  which may include,  but shall not be limited to the  following  services  via the  Internet  or  dial-up  connection  (each  separate  service  is a  Service;
     collectively referred to as the Services):

1.1      BIDS(R)and BIDS WorldView,  a system for effectuating  securities and fund trade instruction and execution, processing and handling instructions, and for the input and retrieval of other information;

1.2      F/X WorldView, a system for executing foreign exchange trades;

1.3      Fund WorldView, a system for receiving fund and prospectus information;

1.4      BBHCOnnect,  a system for placing  securities  trade  instructions  and following the status and detail of trades;

1.5      ActionViewSM, a system for receiving certain corporate action information;

1.6      Risk View, an interactive portfolio risk analysis tool; and

1.7      Such other services as we shall from time to time offer.

2.       Security / Passwords.

2.1      A digital  certificate  and/or an  encryption  key may be required  to access  certain  Services.  You may apply for a digital  certificate  and/or an encryption  key by following the  procedures set forth at
              http://www.bbh.com/certs/.   You  also  will  need  an  identification   code  (ID)  and  password(s)
              (Password) to access the Services.

2.2      You agree to safeguard your digital  certificate  and/or  encryption key, ID, and Password and not to give or make available,  intentionally or otherwise, your digital certificate,  ID, and/or Password to any unauthorized  person.  You must  immediately  notify us in writing if you believe  that your  digital certificate  and/or  encryption  key,  Password,  or  ID  has  been  compromised  or if  you  suspect unauthorized  access to your account by means of the Services or otherwise,  or when a person to whom a digital  certificate  and/or an encryption key,  Password,  or ID has been assigned leaves or is no longer permitted to access the Services.

2.3      We will not be responsible  for any breach of security,  or for any  unauthorized  trading or theft by any third party,  caused by your failure (be it  intentional,  unintentional,  or  negligent) to maintain the  confidentiality  of your ID and/or  Password  and/or the  security of your  digital  certificate and/or encryption key.

3.       Instructions.

3.1      Proper  instructions  under this  Schedule  shall be provided  as  designated  in the  Related  Agreements
              (Instructions).

3.2      The following additional provisions apply to Instructions provided via the Services:

a.       Instructions sent by electronic mail will not be accepted or acted upon.

b.       You  authorize  us to  act  upon  Instructions  received  through  the  Services  utilizing  your  digital certificate,  ID, and/or Password as though they were duly authorized  written  instructions, without any duty of  verification  or inquiry on our part,  and agree to hold us harmless for any losses you experience as a result.

c.       From time to time, the temporary  unavailability  of third party  telecommunications  or computer  systems required  by the  Services  may  result  in a delay in  processing  Instructions.  In such an event,  we shall  not be  liable  to you or any  third  party  for any  liabilities,  losses, claims, costs, damages,  penalties,  fines,  obligations,  or expenses of any kind (including without limitation, reasonable attorneys',  accountants',  consultants', or experts' fees and disbursements) that you experience due to such a delay.

4.       Electronic Documents.

     We may make periodic  statements,  disclosures,  notices, and other documents available to you electronically, and, subject to any delivery and receipt  verification  procedures  required by law, you agree to receive such documents  electronically  and to check  the  statements  for  accuracy.  If you  believe  any such  statement contains incorrect information, you must follow the procedures set forth in the Related Agreement(s).

5.       Malicious Code.

     You understand and agree that you will be responsible for the  introduction  (by you, your employees,  agents, or representatives) into the Services,  whether intentional or unintentional,  of (i) any virus or other code, program,  or sub-program  that damages or interferes with the operation of the computer system  containing the code,  program  or  sub-program,  or  halts,  disables,  or  interferes  with the  operation  of the  Services themselves;  or (ii) any device,  method,  or token whose knowing or intended  purpose is to permit any person to  circumvent  the normal  security  of the  Services  or the system  containing  the  software  code for the
     Services  (Malicious  Code).  You  agree  to take  all  necessary  actions  and  precautions  to  prevent  the introduction and proliferation of any Malicious Code into those systems that interact with the Services.

6.       Indemnification.

     For  avoidance of doubt,  you hereby agree that the  provisions  in the Related  Agreement(s)  related to your indemnification  of us and any  limitations on our liability and  responsibilities  to you shall be applicable to this Agreement,  and are hereby expressly  incorporated  herein.  You agree that the Services are comprised of  telecommunications  and  computer  systems,  and  that  it is  possible  that  Instructions,  information, transactions,  or  account  reports  might be added to,  changed,  or  omitted by  electronic  or  programming malfunction,  unauthorized  access,  or other failure of the systems which comprise the Services,  despite the security  features that have been  designed  into the  Services.  You agree that we will not be liable for any action taken or not taken in complying with the terms of this Schedule,  except for our willful  misconduct or gross  negligence.  The  provisions of this paragraph  shall survive the  termination of this Schedule and the
     Related Agreements.

7.       Payment.

     You may be charged for services hereunder as set forth in a fee schedule from time to time agreed by us.

8.       Term/Termination.

8.1      This Schedule is effective as of the date you sign it or first use the Services,  whichever is first,  and continues  in effect until such time as either you or we terminate  the Schedule in  accordance  with this Section 8 and/or until your off-line use of the Services is terminated.

8.2      We may  terminate  your access to the Services at any time,  for any reason,  with five (5) business  days prior notice;  provided  that we may  terminate  your access to the Services with no prior notice (i)
              if your  account  with us is  closed,  (ii) if you  fail to  comply  with  any of the  terms  of this
              Agreement,  (iii) if we believe that your continued  access to the Services poses a security risk, or
              (iv) if we believe  that you are  violating  or have  violated  applicable  laws,  and we will not be liable  for any loss you may  experience  as a result of such  termination.  You may  terminate  your access to the  Services at any time by giving us ten (10)  business  days notice.  Upon  termination, we will  cancel  all your  Passwords  and IDs and any  in-process  or  pending  Instructions  will be carried out or cancelled, at our sole discretion.

9.       Miscellaneous.

9.1      Notices.  All notices,  requests,  and demands  (other than routine  operational  communications,  such as
              Instructions) shall be in such form and effect as provided in the Related Agreement(s).

9.2      Inconsistent  Provisions.  Each Service may be governed by separate  terms and  conditions  in addition to this Schedule and the Related  Agreement(s).  Except where  specifically  provided to the contrary in this Schedule,  in the event that such separate terms and conditions  conflict with this Schedule and the Related  Agreement(s),  the provisions of this Schedule shall prevail to the extent this Schedule applies to the transaction in question.

9.3      Binding  Effect;  Assignment;  Severability.  This  Schedule  shall be  binding  on you,  your  employees, officers  and agents.  We may assign or  delegate  our rights and duties  under this  Schedule at any time without  notice to you.  Your rights under this  Schedule may not be assigned  without our prior written  consent.  In the event that any  provision  of this  Schedule  conflicts  with the law under which this Schedule is to be construed or if any such provision is held invalid or  unenforceable  by a court  with  jurisdiction  over you and us,  such  provision  shall be  deemed  to be  restated  to effectuate  as nearly as possible the purposes of the Schedule in  accordance  with  applicable  law.
              The  remaining  provisions  of this  Schedule  and the  application  of the  challenged  provision to persons or  circumstances  other than those as to which it is invalid or  unenforceable  shall not be affected  thereby,  and each  such  provision  shall  be valid  and  enforceable  to the full  extent permitted by law.

9.4      Choice of Law;  Jury Trial.  This Schedule  shall be governed by and  construed,  and the legal  relations between  the  parties  shall be  determined,  in  accordance  with the laws of the State of New York, without  giving effect to the  principles of conflicts of laws.  Each party agrees to waive its right to trial by jury in any action or  proceeding  based upon or related to this  Agreement.  The parties agree that all actions and  proceedings  based upon or relating to this  Schedule  shall be litigated exclusively in the federal and state courts located within New York City, New York.

     The undersigned acknowledges that (I/we) have received a copy of this document.

                                                     Oppenheimer Funds, Inc. ("you")

                                                     By:  /s/ Brian W. Wixted____________

                                                     Title:  Senior Vice President - Finance & Treasurer

                                                     Date:   3/1/07________________________________________________